UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. 1)

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NORTHERN GROWERS, LLC
(Name of Registrant As Specified In Its Charter)
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Northern Growers, LLC

48416 144th Street

Big Stone City, South Dakota 57216

NOTICE OF 2009 ANNUAL MEETING OF MEMBERS

TO BE HELD ON

July 31, 2009

Members of Northern Growers, LLC:

Notice is hereby given that the 2009 Annual Meeting of Members of Northern Growers, LLC will be held at POET™ Biorefining — Big Stone, 48416 144th Street, Big Stone City, South Dakota, and will commence on July 31, 2009 at 5 p.m., local time, for the following purposes:

1.                                      To elect five individuals to the Board of Managers, four of whom will represent District One and one of whom will represent District Two. District One consists of South Dakota and all states lying to the north, south and west. District Two consists of Minnesota and all states lying to the south and east; and

2.                                      To approve amendments to our Fourth Amended and Restated Operating Agreement.

Only members of record at the close of business on June 30, 2009 will be entitled to notice of the Annual Meeting and to vote on the items of business before the Annual Meeting. All actions by the Members at the Annual Meeting will be taken by written ballots without attendance by the Members. Thus, you must submit your ballots to us on or prior to July 31, 2009 (5:00 PM).  Please mail or personally deliver your ballots to us at the following address: 48416 144th Street, Big Stone City, South Dakota 57216.  If you wish to revoke your ballots and execute new ballots, you may do so by giving notice to our Membership Coordinator..

BY ORDER OF THE BOARD OF
MANAGERS

/s/ Robert Metz

Robert Metz
President of the Board of Managers
Big Stone City, South Dakota

July 1, 2009

EACH MEMBER MUST SUBMIT A BALLOT IN ORDER TO VOTE AT THE ANNUAL MEETING.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Northern Growers, LLC

48416 144th Street

Big Stone City, South Dakota 57216

INFORMATION STATEMENT

2009 ANNUAL MEETING OF MEMBERS

JULY 31, 2009

VOTING INFORMATION

The 2009 Annual Meeting of Members of Northern Growers, LLC (also referred to in this Information Statement as the “Company,” “we,” “our,” or “us”) is to be held at 5:00 P.M. on  July 31, 2009, at POET™ Biorefining — Big Stone, 48416 144th Street, Big Stone City, South Dakota. The 2009 Annual Meeting of Members was originally scheduled for and attempted to be held on June 18, 2009, but was adjourned prematurely because of the absence of a quorum. Unlike the originally scheduled annual meeting of June 18, 2009, all actions by the Members at the 2009 Annual Meeting on July 31, 2009 will be taken by written ballot without attendance by the Members. Therefore, you must cast your vote by mailing or personally delivering your ballot so that we receive no later than July 31, 2009 (5:00 P.M.).

Outstanding Capital Units and Voting Rights

Members of record at the close of business on June 30, 2009 are entitled to vote and attend the Annual Meeting.  As of that date, we had a total of 50,628,000 Class A Capital Units issued and outstanding, held by 968 members. Ten percent (10%) of the members, or a total of 97 members, represented in person at the meeting, will constitute a quorum at meeting of the members.

Each member may cast only one vote on each matter coming to a vote of the members, regardless of the number of Class A Capital Units owned by such member. A detailed explanation of your voting rights and the procedures for voting can be found under the “Voting Instructions and Procedures” description within the item to be presented to the members for vote.

Attendance and Voting at the Annual Meeting

All actions by the Members at the Annual Meeting will be taken by written ballots without attendance by the Members. All ballots must be RECEIVED by us by 5:00 P.M. on July 31, 2009.  Please mail or personally deliver your ballots to us at 48416 144th Street, Big Stone City, South Dakota 57216.  If you wish to revoke your ballots and execute new ballots, you may do so by giving notice to our Membership Coordinator on or before July 31, 2009 (5:00 PM).  We are NOT asking for a proxy  and you are requested not to send us a proxy. If you have any questions regarding this Information Statement, please call Kari Casper, our Membership Coordinator, at (605) 862-7902.

MATTERS TO BE VOTED UPON

I.              ELECTION OF MANAGERS

The first item for consideration for the 2009 Annual Meeting is the election of five managers to the Board for three-year terms. The managers will represent District One, which consists of South Dakota and all states lying to the north, south and west, and District Two, which consists of Minnesota and all states lying to the south and east.  Members residing in District One will cast ballots to elect four managers to the Board.  Members in District Two will cast ballots to elect one manager. The following nominees have been nominated by our Nomination Committee for the 2009 election:

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District One

Name	Term Expiration
Ronald Anderson	2012
R. Lars Herseth	2012
Heath Peterson	2012
Delton Strasser	2012

District Two

Name	Term Expiration
Ronald Enger	2012
J. Charles Walters	2012

The Board has not taken a position on recommending any of the above nominees for election by the members.

Voting Instructions and Procedures

Each member is entitled to cast one vote for each matter to be voted on at the 2009 Annual Meeting, regardless of the number of capital units he or she owns. For purposes of the 2009 Annual Meeting, because we will be electing four managers to the Board from District One, there are four matters to be voted on by the members from this district. This means that if you reside in District One, you may cast a vote four separate times for any of the four nominees. For example, you may cast one vote for any of the nominees, cast a second vote for a second nominee, cast a third vote for a third nominee, and cast a final vote for a fourth nominee. If you reside in District Two, there are two nominees for which to cast your single vote.

The voting district for individual members is determined by the location of your residence, and members that are partnerships, firms, corporations, unincorporated associations, or cooperatives are included in the district where your principal executive office is located.

Information About Nominees

Our members will elect five managers to the Board, each to serve three-year terms. The following contains certain information with respect to the nominees for managers of the Board, each of whom has indicated their willingness to serve:

Name, Address and Board Position, if any	District	Age	Board Member Since	Background

Ronald Anderson 47895 S.D. Hwy. 158 LaBolt, South Dakota 57246 Audit Committee	One	65	1999

Ron has been a farmer for nearly 42 years. He served as a director of the Nassau Farmers Elevator for 12 years and as its chairman for six years. He assisted with the organization of the Grant County Soybean Association, serving as its president for six years. He is an active member of American Lutheran Church in Milbank, South Dakota. He attended Augustana College, Sioux Falls, South Dakota for one year before returning to farming in 1964.

R. Lars Herseth 39949 114th Street Houghton,South Dakota 57449	One	61	2003

Lars has been a farmer for 40 years. He is a former State Representative and State Senator with the South Dakota Legislature, serving for 12 years and 8 years, respectively. He currently serves as a director of the American Coalition of Ethanol and as a member of the South Dakota Corn Utilization Council. He graduated from the University of South Dakota, Vermillion, South Dakota, in 1969 with a Bachelor of Arts Degree in Government and History.

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Heath Peterson 16948 482nd Ave. Revillo, South Dakota 57259	One	38	2006

Heath has been a farmer for 16 years. He currently serves as a member of the South Dakota Corn Growers Association, and is a former director of the Revillo Farmers Elevator Board. He graduated from Lake Area Vocational School in 1992.

Delton Strasser 13975 SD Hwy. 123 Wilmot, South Dakota 57279 Secretary/Treasurer	One	63	1999

Del has been a farmer for over 38 years. He is president of the board of POET™ Biorefining - Big Stone and of Zion Community Church. He is a former director and chairman of the South Dakota Corn Utilization Council and former director of National Corn Growers Association. He attended Trinity College, Chicago, Illinois, for one year.

Ronald Enger 1837 211th Ave. Madison, Minnesota 56256	Two	54	—

Ron has been a farmer for 33 years. He is an active member of Garfield Lutheran Church, serving currently as a deacon on the church council. He graduated from the University of Minnesota - Waseca, Waseca, Minnesota, in 1976 with an Associate Degree in Diversified Agricultural Production.

J. Charles Walters 68937 240th St. Graceville, Minnesota 56240	Two	56	—	Charles has been a farmer for 28 years. He graduated from the University of Minnesota, St. Paul, Minnesota, in 1975 with a Bachelor of Science Degree in Agronomy.

II.            APPROVAL OF AMENDMENTS TO OPERATING AGREEMENT

The second item for consideration at the Annual Meeting is the approval of certain amendments to Article 3 and 8 of the Company’s Fourth Amended and Restated Operating Agreement.  The specific text of the amendments can be found below under “Proposed Amendments to Operating Agreement,” followed by the “Background and Purpose of Amendments” and “Effect on Members if Amendments Approved.” Also attached to this Information Statement is Attachment A, a copy of the Fifth Amended and Restated Operating Agreement incorporating all of these amendments which, if adopted, would become effective on the date of the Annual Meeting. You are urged to review the Fifth Amended and Restated Operating Agreement in its entirety.   The Board recommends that the amendments be approved and that you vote “FOR” the amendments.

Proposed Amendments to Operating Agreement

The text of the proposed amendments to Article 3 and 8 is either crossed out to reflect what is being deleted by the amendment or underscored to reflect what is being added by the amendments.

Section 3.15.  Quorum of Members.

~~Ten~~ Five percent of the Class A Members represented in person or by written ballot, shall constitute a quorum at a meeting of the Members.  The Members present at a duly organized meeting at which a

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quorum is present may transact business until adjournment, notwithstanding the departure or withdrawal of enough Members to leave less than a quorum.

Section 8.4.  Number; Term of Office; Election

(a)           The number of initial Managers of the Company shall be set at 15 unless and until such time as the Members vote to change the number of Managers serving on the Board of Managers.  If the number of Managers is increased, the newly created Manager positions shall be filled at the next annual or special meeting by election by the Members.  If the number of Managers is decreased, then the decrease shall coincide with an annual or special meeting and all Managers shall be subject to reelection by the members.  Each initial manager shall hold office according to the provisions of Section 8.4(b) unless such Manager resigns, dies, or becomes disabled.

(b)           A person must be a Member, or officer, director, manager of an entity that is a Member, to be elected to the Board of Managers.  Each initial Manager shall serve on the Company’s Board of Managers until his term would have expired on the Cooperative’s Board of Directors, resulting in staggered elections of four Managers annually.  Thereafter each Manager shall be elected to office by the Members for a term of three years or until his earlier resignation or removal.  No Manager may serve more than ~~three~~ five consecutive three year terms on the Board of Managers; provided that the original terms of the initial Managers’ prior to election by the Members shall not be included in calculating length of service.  If a Manager’s term expires, the Manager shall continue to serve until the Manager’s successor shall have been elected and qualified.  If a Manager is appointed to complete an unexpired term, that portion of the unexpired term served shall not be counted when calculating the Manager’s length of service.

(c)           Managers shall be elected by a plurality of the votes cast by the Members of the appropriate district voting in the election, with each Member having one vote per position and no cumulative voting.  Other aspects of the election process shall be determined by the Board of Managers in advance of the annual or special election.

(d)           There shall be two districts for the purpose of voting to elect individuals to the Board of Managers.  District One shall consist of the State of South Dakota and all states lying to the north, south and west.  District One shall elect 12 individuals to the Board of Managers, until the boundaries of the districts are otherwise changed as provided herein.  District Two shall consist of the State of Minnesota and all states lying to the south and east.  Members in District Two shall elect 3 individuals to the Board of Managers, until the boundaries of the districts are otherwise changed as provided herein.  Boundaries of districts may be changed by a majority vote of the Members at an annual or special meeting of the Members.  However, if the boundaries are changed by a vote taken at an annual meeting, the change of district boundaries shall not be effective until adjournment of the annual meeting so that the election of managers to be held during said annual meeting shall be completed under the former district boundaries.

(e)           If a representative of a Member that is an entity and not an individual is seeking election to the Board of Managers, the representative shall seek election within the district in which the Member is located.  For the purpose of electing Managers, a Member shall be deemed to be located in a given district if the Member’s principal residence is located within the district for a Member that is an individual and if the Member’s chief executive office is located within the district for a Member that is an entity and not an individual.  If a Manager’s principal residence or the Member’s chief executive office, whichever is applicable, shall change from one district to another during a Manager’s term, because of a change in location of the principal residence or chief executive office, whichever is applicable, or because the Members vote to change the boundaries of a Manager’s district, said Manager may complete his or her term, but may not seek re-election within the former district upon completion of the current term.

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Background and Purpose of Amendments

The primary purpose of the amendment decreasing the quorum requirement is to make it less difficult to establish a quorum at an annual or special meeting of members.  When the 10% requirement was initially set in 2000, our membership consisted of approximately 600 members.  Since 2000 our membership has grown to 966 members to date. As a result of this growth, while we have not yet had to adjourn a meeting because of an inability to meet a quorum, we have come closer to this result the last couple years which has almost prevented us from being able to conduct business at a meeting.

The primary purpose of the amendment increasing the number of consecutive terms that a Board member may serve is to maintain stability and continuity on our Board which we believe is in the best interest of our Company.  It is increasingly difficult for our Nomination Committee to find members of the Company willing to serve on the Board, which is a requirement of Board membership. In the last five years, for example, only five members of the Company, excluding incumbent Board members, have submitted nominations to serve on the Board. Further, if Section 8.4(b) is not amended by 2011, the Board will face a significant attrition in Board membership as 9 of the 14 current members will not be allowed to serve beyond this date under the current Operating Agreement.  The Board believes that it would be disruptive and injurious to the Company to lose so many Board members in such a short period of time, particularly when the ethanol market has become increasingly less profitable the last couple years.

Effect on Members if Amendments Approved

If the proposed amendments are approved by the members, it will be less difficult for us to establish a quorum at special or annual meeting of members. Consequently, it will reduce the likelihood of adjourning a meeting and not being able to conduct business. In addition, by allowing Board members to serve more consecutive terms, the current members of the Board will be able to serve the Company for a longer duration, therefore preserving the stability and continuity of the Board and the Company.

Voting Procedures for Approval of Amendments of Operating Agreement

As stated above, each member is entitled to cast only one vote for each matter to be voted upon at the Annual Meeting—regardless of the number of capital units he or she owns. Only members present at the Annual Meeting will be entitled to vote. Provided that a quorum is present at the Annual Meeting, approval by a majority of the members voting on the approval is required to approve the amendments to the Operating Agreement and adopted in the Form of the Fifth Amended and Restated Operating Agreement attached as Attachment A.

The Board recommends that you vote “FOR” approval of the Amendments to the Operating Agreement attached as Attachment A.

INFORMATION ABOUT CURRENT BOARD OF MANAGERS

The table below describes important information about the managers of the Board whose term of office will continue after the 2009 Annual Meeting.

Name, Address and Board Position, if any	District	Age	Board Member Since	Term Expiring	Background

LeRoy Bergan 15445 442nd Avenue, Florence, SD 57235	One	71	2007	2010

Leroy is a retired farmer who farmed for over 30 years. He is currently an independent wellness consultant for Nikken, Inc., of Irvine, California, and has served since 1991 on the board of directors for Codington-Clark Electric Coop, Inc., representing District 3. He graduated from South Dakota State University, Brookings, South Dakota, in 1959 with a Bachelor of Science Degree in Agriculture Education, and in 1969 with a Masters Degree in Education.

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Wendell Falk 45384 154th St. South Shore, South Dakota 57265	One	37	2005	2011

Wendell has been a farmer for the past 10 years. He and his wife own and operate Wendell Falk Farms. He graduated from South Dakota State University, Brookings, South Dakota, in 1992 with an Associate Degree in General Agriculture.

Mark Lounsbery 16453 482nd Ave. Revillo, South Dakota 57259 Nomination Committee	One	61	1999	2011	Mark has been a farmer for the past 35 years. He is a former director of the South Dakota Corn Utilization Council and is a current director of the American Corn Growers Association.

Robert Metz 46602 127th Street Browns Valley, Minnesota 56219 President; Audit Committee	One	51	1999	2010

Robert has been a farmer for the past 33 years. He represents South Dakota on the United Soybean Board and serves as past chairman of the National Bio-Diesel Board. He serves as a member of the South Dakota Corn Growers Association and is trustee of St. Anthony’s Catholic Church. He is also a former board member of the Browns Valley School District and the Browns Valley Community Elevator. He is a past president of the American Soybean Association.

Robert Narem 14313 469th Ave. Twin Brooks, South Dakota 57269 Chief Executive Officer	One	52	1999	2011

Robert has been employed with Soil Consultant, Inc. as an agronomist since 1982 and serves as its president. He is a member of the South Dakota Independent Crop Consultant Association, vice president of the South Dakota Certified Crop Advisor Committee, and supervisor of Kilborn Township. He is a board member of Mountain View Harvest Coop and Gerald, LLC, a commercial baking company. He graduated from South Dakota State University, Brookings, South Dakota, in 1977, with a Bachelor of Science Degree in Park Management and in 1982 with a Masters of Science Degree in Agronomy.

Jeff Olson 2494 300th Street Madison, Minnesota 56256	Two	46	2004	2010

Jeff has been a farmer for the past 21 years. He currently serves as a director of the Lac Qui Parle County Planning and Zoning Committee. He graduated from South Dakota State University, Brookings, South Dakota, in 1985 with a Bachelor of Science Degree in Agriculture Education.

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Ronald Olson 44228 150th Street Waubay, South Dakota 57273	One	45	1999	2010

Ron has been a farmer for the past 24 years. He currently serves as a director of the South Dakota Corn Utilization Council and serves on an Action Team for the U.S. Grains Council. He graduated from South Dakota State University, Brookings, South Dakota, in 1986 with an Associate Degree in General Agriculture.

Steve Street 16153 486th Avenue Revillo, South Dakota 57259 Nomination Committee	One	58	1999	2010

Steve has been a farmer for over 31 years. He currently serves as a State Representative for District 4 in the South Dakota Legislature. He is also treasurer of Adams Township and was formerly president of the Revillo Grain Elevator. He graduated from South Dakota State University in Brookings, South Dakota, in 1972 with a Bachelor of Science Degree in Agronomy.

Bill Whipple 13453 460th Avenue Wilmot, South Dakota 57279 Audit Committee	One	64	1999	2011

Bill has been a farmer for over 35 years with Whipple Ranch, Inc., where he is president and manager. He has served as a director of the South Dakota Corn Growers Association. He serves as Director of the South Dakota Corn Utilization Council. He graduated from South Dakota State University, Brookings, South Dakota, in 1969 with a Bachelor of Science Degree in Animal Science.

Robert Wittnebel 2971 121st Ave. Nassau, Minnesota 56257 Audit and Nomination Committees	Two	69	2002	2011

Robert has been a farmer for over 37 years. He is a member of the American Legion, VFW, and Trinity Lutheran Church. He also serves as a director of Hilltop Residence and Madison Lutheran Home. He graduated from South Dakota State University, Brookings, South Dakota, in 1961 with a Bachelor of Science Degree in Agricultural Education.

Determination of Manager Independence

All of our Board members are independent except Robert Narem. Mr. Narem is not independent because of his service as an executive officer of the Company and not due to any other transactions or relationships. The determination of independence is made by reference to NASDAQ Rule 4200.

Meetings of the Board of Managers

The Board held nine regularly scheduled meetings during the fiscal year ended December 31, 2008.  Each Board member attended at least 75% of the Board meetings in 2008. With the exception of Robert Metz, each Board member attended at least 75% of the committee meetings on which he served during the year ended December 31, 2008. The Company does not have an attendance policy regarding a Board member’s attendance at an annual meeting, though each manager of the Board was present at last year’s annual meeting in July.

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Committees of the Board of Managers

The Board has an Audit Committee and Nomination Committee, but does not have a standing Compensation Committee. There is no standing compensation committee because of the small size and simple structure of management and the Company; therefore, the entire 14 members of the Board participate in the consideration of executive officer and manager compensation.  The scope, role, and authority of the Board in determining Board and executive compensation is discussed below under “Compensation Discussion and Analysis.”

Audit Committee

Charter, Composition, Meetings and Financial Expert

The Audit Committee operates under a charter adopted by the Board a copy of which is attached as Appendix I.  The Audit Committee is comprised of Ron Anderson, Robert Metz, Bill Whipple, and Robert Wittnebel.  Under the charter, the Audit Committee must have at least three members. Even though the Company is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association, the Company attempts to comply with the independence listing standards of NASDAQ Rule 4200. Of the Audit Committee members, however, only Robert Wittnebel is independent within the meaning of NASDAQ Rule 4200; Messrs. Anderson, Metz and Whipple are not independent because of the payment they receive from our subsidiary, POET™ Biorefining — Big Stone, in exchange for the sale and delivery of corn. The Audit Committee held five meetings during the fiscal year ended December 31, 2008. Because our Board members are generally farmers, as is common for producer-based agricultural entities, we do not have an audit committee financial expert serving on our Audit Committee.

Audit Committee Report

The following Audit Committee Report was delivered to our Board by the Audit Committee for the year ended December 31, 2008.  The Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the report by reference in any such document.

The Audit Committee oversees our accounting and financial reporting process and assists the Board in fulfilling its oversight responsibilities.  Our management has the primary responsibility for the financial statements and the reporting process.  Our independent auditor, Eide Bailly, LLP, is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles, and for expressing an opinion on our internal control over financial reporting.  The Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2008.  The Audit Committee has discussed with Eide Bailly LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements.  We have reviewed the written disclosures and the letter from Eide Bailly, LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Eide Bailly, LLP its independence in connection with its audit of our most recent financial statements.  Based on this review and these discussions, we recommended to the Board of Managers that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended

THE AUDIT COMMITTEE,

Robert Wittnebel, Chair

Ron Anderson

Robert Metz

Bill Whipple

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Independent Accountants

Audit Fees.  Eide Bailly has billed us a total amount of $75,000 and $83,100 in December 31, 2008 and December 31, 2007, respectively, for professional services rendered for the audit of the Company’s various financial statements, and the reviews of the financial statements included in the Company’s Form 10-Q for the 2008 and 2007 fiscal years.

Audit-Related Fees.  Eide Bailly did not perform any audit-related services as of December 31, 2008 and December 31, 2007.

Tax Fees.  Eide Bailly has billed us a total amount of $16,581 and $37,561 for professional tax services rendered as of December 31, 2008 and December 31, 2007, respectively. The tax services included preparation of federal tax returns and consultation regarding federal tax laws and an IRS exam.

All Other Fees.  Eide Bailly has billed us a total of $545 and $1,270 for all other services rendered as of December 31, 2008 and December 31, 2007. The services rendered in 2008 pertained to implementation of SFAS 157 and related disclosures. The services rendered in 2007 pertained to the analysis of a wind project and an issue surrounding the consolidation of the financial statements with a wind project entity.

Audit Committee Pre-Approval Policy

Before our independent auditor, Eide Bailly, can complete any audit or non-audit related service, the definitions of which can be found in our Audit Committee Charter, the Audit Committee is required to pre-approve the necessary service. Each service of Eide Bailly is required to be pre-approved in writing indicating the service to be performed and the costs related to such service.  The Audit Committee is prohibited from approving any service if it determines that the independence of Eide Bailly may be impaired in connection with its audit service function. Eide Bailly is also prohibited from performing certain non-audit services as defined under the Audit Committee Charter. During 2008, all such non-audit fees were pre-approved by the Audit Committee.

Nomination Committee

The Nomination Committee operates under a charter adopted by the Board, a copy of which can be found on our website at www.poet.com, then clicking “Meet POET,” “Plants,” “Big Stone, SD,” and finally “Become an Investor.”  The Nomination Committee is currently comprised of three managers on the Board—Mark Lounsbery, Steve Street and Bob Wittnebel, all of whom are independent within the meaning of NASDAQ Rule 4200. The Nomination Committee held one meeting during the fiscal year ended December 31, 2008.

The Nomination Committee oversees the identification, evaluation and recommendation of individuals qualified to be managers of the Board of the Company. The major responsibilities of the Nomination Committee are:

•      Develop a nomination process for candidates for the Board;

•      Establish criteria and qualifications for membership on the Board;

•      Identify candidates to fill positions on the Board;

•      Fill vacancies on the Board; and

•      Recommend to the Board candidates for election or reelection.

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Nomination of Managers

The Nomination Committee does not have an official policy regarding the consideration of candidates recommended by members. However, our operating agreement requires that all persons serving on the Board be members, or representatives of members, of the Company. Historically, the Nomination Committee identifies potential candidates to the Board by soliciting all members on an annual basis to submit nominations of members for the election to the Board. In addition, the Nomination Committee seeks to identify potential candidates by contacting members whom it believes would be a good candidate to the Board in light of specific qualities, skills or needs of the Board.

Before the Nomination Committee approves and recommends any person for nomination, the person must meet certain minimum qualifications. The person must have no criminal record or disciplinary history pertaining to certain specified acts or events within a prescribed period of time; the person must be “independent” as defined by the SEC and the corporate governance rules under NASDAQ (except that a person is not prohibited from serving if he or she receives payment for the sale and delivery of corn to the plant); the person must satisfactorily complete a nomination application that requests certain personal background information, including employment history, educational background, and community and organization involvement; the person must be ethical, loyal and committed; and, finally, the person must be able to analyze and communicate effectively and work with others.

As in prior years, in preparation of the 2009 Annual Meeting, the Nomination Committee actively solicited the Company’s members to submit nominations.  On January 21, 2009, the Nomination Committee notified all members of the opportunity to submit nominations to the Nomination Committee. Members interested in serving on the Board were required to return a nomination application to the Nomination Committee on or before March 2, 2009. In response to this notice, the Nomination Committee received a total of six nominations, four of whom are incumbents to the Board and two of which are not.  A similar process is expected to be used in preparation for the 2010 Annual Meeting.

The Nomination Committee approved and recommended that the nominations submitted by the members be included on the ballot for the 2009 Annual Meeting and election. The nominees for District One are Ron Anderson, R. Lars Herseth, Heath Peterson and Delton Strasser, and for District Two are Ronald Enger and J. Charles Walters, all of whom are independent under NASDAQ Rule 4200. Detailed information about each nominee is provided above in “Information About Nominees.”

EXECUTIVE OFFICERS AND MANAGEMENT

Executive Officer of Northern Growers, LLC

Our sole and principal executive and financial officer is set forth below.  This individualist also a manager of the Board and additional information about him can be found above under “Information About Current Board of Managers.”

Name	Position
Robert Narem	Chief Executive Officer/Chief Financial Officer

Mr. Narem is primarily responsible for any day-to-day management of Northern Growers and overseeing its ownership interest in POET™ Biorefining - Big Stone.

Management and Key Employee of the Ethanol Plant

Our principal business and asset is our majority ownership of POET™ Biorefining - Big Stone.  POET™ Biorefining - Big Stone is an ethanol plant located in Big Stone City, South Dakota, with a production capacity of 75 million gallons of ethanol annually. We own a 77.16% interest in POET™ Biorefining - Big Stone, with Broin Investments I, LLC, owning the remaining interest.

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POET™ Biorefining - Big Stone’s board of managers consists of seven individuals.  Broin Investments I elects two persons and we elect five persons to POET™ Biorefining - Big Stone’s board of managers.  Our current representatives to POET™ Biorefining - Big Stone’s board of managers, each of whose biographical information is provided above, are the following:  Lars Herseth, Bob Metz, Ron Olson, Delton Strasser, and Bob Wittnebel.  Broin Investments I’s representatives are Denny DeVos and Larry Ward.  Denny DeVos is Director of Corporate Finance of POET™, LLC, which owns and controls all of the POET™-related companies with which POET™ Biorefining - Big Stone does business, including POET™ Design and Construction, Inc., POET™ Plant Management, LLC, POET™ Research, Inc., POET™ Ethanol Products, and POET™ Nutrition, Inc.. Larry Ward is an employee at POET™, LLC, whose title is Vice President of Project Development.

The day-to-day operations of POET™ Biorefining - Big Stone are managed by POET™ Plant Management, LLC.  POET™ Plant Management employs two individuals that serve as the general manager and technical manager of the plant and compensates them directly for their services. The general manager of the plant is Blaine Gomer. Mr. Gomer, 47, graduated from South Dakota State University, Brookings, South Dakota, in 1986 with a Bachelor of Science Degree in Agriculture, majoring in Dairy Science (Manufacturing) with a minor in Microbiology.  He also received an Associate of Applied Science Degree in Engineering/Architectural Drafting from Lake Area Technical Institute in Watertown, South Dakota, in 1981.  His management experience and positions previous to serving as general manager are as follows: regional operations manager, Leprino Foods Company, Norfolk, Nebraska, from 1998 to 2002; plant manager, Dairy Farmers of America, Inc., Hartington, Nebraska from 1994 to 1998; plant manager, Dairy Farmers of America Inc., Willows, California, from 1992 to 1994, plus other middle management positions within the Dairy Farmers of America Inc. organization from 1986 to 1992.

Family Relationships Between the Board Members, Executive Officers, Key Employees or Nominees

No family relationships exist between any of the managers of the Board, officer, key employee, or nominees of Northern Growers or POET™ Biorefining - Big Stone.

EXECUTIVE AND MANAGEMENT COMPENSATION

Compensation Discussion and Analysis.

Objectives of the Compensation Program

Our Board directly oversees the compensation that we pay to our principal executive and financial officer, Bob Narem, and, through our representation on the POET™ Biorefining - Big Stone’s board of managers, the compensation we pay to POET™ Plant Management, LLC. We have not designated or created a separate compensation committee for this purpose.  Our compensation program is structured to reflect the unique corporate and ownership structure of the Company.  Because our principal business and asset is managing our ownership interest in POET™ Biorefining - Big Stone, the compensation we pay is designed to compensate Mr. Narem for overseeing our day-to-day operations as well as reward POET™ Plant Management and its employees for superior performance in running the day-to-day operations of POET™ Biorefining - Big Stone.

Elements in Compensation

This section is an overview of our compensation program for our principal executive officer, Bob Narem, and management of POET™ Biorefining - Big Stone.  Our compensation program is comprised of two primary elements: 1) the direct fees we pay to Bob Narem for the services he performs in overseeing the Company and managing our interest in POET™ Biorefining - Big Stone; and 2) the management fee that POET™ Biorefining - Big Stone pays to POET™ Plant Management, LLC for managing the day-to-day operations of POET™ Biorefining - Big Stone.

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Our compensation program is structured based on our unique corporate and organizational structure which was formed in 2001. POET™ Biorefining - Big Stone was organized on February 14, 2001 based on a collaboration between our predecessor cooperative and representatives of POET™, LLC.  Starting in 2000, both we and representatives of POET™, LLC, developed an interest in building an ethanol plant in northeastern South Dakota.  As a cooperative, we had the ability to raise equity from local agricultural producers and obtain a corn supply from our members in a cost effective manner, but lacked certain expertise associated with building and managing an ethanol plant. Conversely, representatives of POET™, LLC, possessed certain expertise in building and managing an ethanol plant but lacked the ability to finance completely the construction of a plant as well as assure that the plant received an adequate corn supply. Consequently, both we and POET™ collaborated to form POET™ Biorefining — Big Stone, by entering into a member control agreement on February 20, 2001. Under the member control agreement, we set forth the current ownership and corporate structure of POET™ Biorefining - Big Stone, whereby we own a controlling interest (77.16%) and Broin Investments I, LLC owns the remaining interest (22.84%), as well as set forth the financing, corn supply terms and the general nature of managing and overseeing the plant. Specifically, it was agreed that general oversight of POET™ Biorefining - Big Stone would be performed jointly between us and Broin Investments I through a seven member board of managers, but that the day-to-day operations would be managed by POET™ Plant Management, LLC under a management agreement. Accordingly, POET™ Plant Management and its two employees, the general and technical manager, operate the day-to-day business of POET™ Biorefining - Big Stone. Our chief executive and financial officer, Bob Narem, works with the general manager and employees of POET™ Biorefining - Big Stone, to carry out his duties and responsibilities.

Our chief executive and financial officer, Bob Narem, has served in this position since September 11, 2003.  Mr. Narem does not receive a salary or bonus for his services as officer. He also does not receive any stock or incentive awards and does not receive any health-care, retirement or other benefits. His compensation is strictly based on services he performs on our behalf. He receives a fee of $250 for most services performed on our behalf, including reviewing financial reports, preparing and reviewing SEC reports and compliance matters, communicating with our Board and the general manger, and anything else relating to the oversight of the management of POET™ Biorefining - Big Stone.

POET™ Plant Management, LLC has managed POET™ Biorefining - Big Stone since operations began in 2002. Under a management agreement entered into in April 2005, POET™ Biorefining - Big Stone pays POET™ Plant Management a fixed annual fee of $450,000, payable in equal monthly installments. The fee is adjusted annually for inflation based on the Consumer Price Index. The fee is paid to manage all operational and technical aspects of plant’s operations, and includes the salaries of the general manager, Blaine Gomer, and the technical manager, both of whom are employees and under the control of POET™ Plant Management.  In addition, POET™ Biorefining - Big Stone pays POET™ Plant Management an incentive fee of 5% of net income from plant operations. The fee is payable quarterly based on unaudited financial statements.  If at the end of the year, POET™ Biorefining - Big Stone has paid POET™ Plant Management more than 5% of total net income as part of this incentive fee, POET™ Plant Management is responsible for returning the overpayment.  The management agreement between POET™ Biorefining and POET™ Plant Management is in effect until June 30, 2015. Except in limited circumstances, POET™ Biorefining - Big Stone may terminate the management agreement only for “cause.”  Cause is defined as: (i) POET™ Plant Management’s fraud, embezzlement or other illegal conduct, (ii) the termination or expiration of the license agreement, (iii) POET™ Plant Management’s substandard performance as compared to other similarly-sized ethanol plants in the region not managed by POET™ Plant Management with such substandard performance lasting for a period of twelve consecutive months and/or (iv) POET™ Plant Management’s breach of the terms and conditions of the management agreement.

Board Report

The Board has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussion with management, the Board recommends that the Compensation Discussion and Analysis be included in the Company’s Information Statement. The report is provided by the Board who are the following:

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BOARD OF MANAGERS
Ronald Anderson
Leroy Bergan
Wendell Falk
Lars Herseth
Mark Lounsbery
Robert Metz
Robert Narem
Jeff Olson
Ronald Olson
Heath Peterson
Delton Strasser
Steve Street
Bill Whipple
Robert Wittnebel

Summary Compensation Table

The tables below summarize the total compensation paid or earned by our CEO/CFO.  The amounts reported in the Summary Compensation Tables reflect actual amount paid during the year.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) See Note 2	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert Narem (1)	2008	$ NA	NA	NA	NA	NA	NA	$5,821	$5,821
	2007	$ NA	NA	NA	NA	NA	NA	$5,254	$5,254
	2006	NA	NA	NA	NA	NA	NA	$3,125	$3,125

(1)           Robert Narem is the Chief Executive and Chief Financial Officer of the Company.

(2)           The amounts shown in this column include the items summarized in the following table:

ALL OTHER COMPENSATION TABLE

Name of Officer	See Note 3	Total All Other Compensation
Narem	$5,821	$5,821

(3) The amount shown in this column represents the Company’s total aggregate payment to Mr. Narem in 2008 for services performed on behalf of the Company at $250 per service item and mileage reimbursement.

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COMPENSATION OF MANAGERS

For their services on the Board of the Company, an individual receives compensation shown in the following table and explained in the accompanying notes.

Name	Fees Earned or Paid in Cash See Note 1	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation	All Other Compensation See Note 2	Total ($)
Ronald Anderson	$3,788	—	—	—	—	—	$3,788
Leroy Bergan	$2,431						$2,431
Wendell Falk	$3,942	—	—	—	—	—	$3,942
Lars Herseth	$2,875	—	—	—	—	—	$2,875
Mark Lounsbery	$1,910	—	—	—	—	—	$1,910
Robert Metz	$4,695	—	—	—	—	—	$4,695
Robert Narem	$5,821	—	—	—	—	—	$5,821
Jeff Olson	$3,433	—	—	—	—	—	$3,433
Ronald Olson	$3,958	—	—	—	—	—	$3,958
Heath Peterson	$4,290	—	—	—	—	—	$4,290
Delton Strasser	$3,072	—	—	—	—	—	$3,072
Steve Street	$2,651	—	—	—	—	—	$2,651
Bill Whipple	$3,381	—	—	—	—	—	$3,381
Robert Wittnebel	$3,482	—	—	—	—	—	$3,482

(1)           Our Board receives a per diem fee for services performed on our behalf in the amount of $250 for each regular Board or committee meeting.  The Board also receives the same membership benefits as other Company members receive in proportion to their ownership of capital units in the Company.

(2)           Managers are reimbursed at current IRS rates for travel incurred for each board and committee meeting or function and when attending other events on behalf of the Company.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS, MANAGEMENT AND NOMINEES

The following tables sets forth the current beneficial ownership of our capital units, both in terms of equity and voting interests, by managers of the Board, executive officers, nominees to the Board and any beneficial owner of more than 5% of any class of our capital units, as of April 1, 2009.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner (in units)	Equity Percent of Class	Voting Percent of Class
Class A	South Dakota Corn Processors Fund P.O. Box 85102 Sioux Falls, South Dakota 57104	3,150,000	6.2%	*

Class A	Ronald Anderson, Manager(2)	160,000	*	*

Class A	Leroy Bergan, Manager	40,000	*	*

Class A	Wendell Falk, Manager (3)	40,000	*	*

Class A	Lars Herseth, Manager	165,000	*	*

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Class A	Mark Lounsbery, Manager(4)	246,666	*	*

Class A	Robert Metz, Manager(5)	200,000	*	*

Class A	Robert Narem, Manager, CEO/CFO(6)	120,000	*	*

Class A	Jeff Olson, Manager	40,000	*	*

Class A	Ronald Olson, Manager	140,000	*	*

Class A	Heath Peterson, Manager	120,000	*

Class A	Delton Strasser, Manager(7)	160,000	*	*

Class A	Steve Street, Manager(8)	320,000	*	*

Class A	Bill Whipple, Manager(9)	440,000

Class A	Robert Wittnebel, Manager	40,000	*	*

Class A	Managers and Executive Officers, as a Group	2,231,666	4.4%	1.4%

*Percentage of capital units beneficially owned does not exceed 1% of the class.

(1)           The addresses for each of the individual managers listed above is set forth above under “Information About Current Board of Managers or” or “Information About Nominees.”

(2)           Includes 120,000 capital units owned of record by the Ronald Anderson Trust of which Mr. Anderson is the trustee.

(3)           Includes 40,000 capital units owned jointly with Mr. Falk’s wife.

(4)           Includes capital units owned jointly with Mr. Lounsbery’s wife.

(5)           Includes 80,000 capital units owned of record by Mr. Metz’s wife.

(6)           Includes capital units owned of record by Soil Consultants, Inc. of which Mr. Narem is the owner.

(7)           Includes 160,000 capital units owned jointly with Mr. Strasser’s wife.

(8)           Includes 80,000 capital units owned of record by Mr. Street’s wife.

(9)           Represents capital units owned of record by Whipple Trust of which Mr. Whipple is trustee, and Whipple Ranch, Inc. of which Mr. Whipple is co-owner.

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The following table sets forth the beneficial ownership of outstanding capital units by the nominees to the Board that are not currently members of the Board as of April 1, 2009:

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner (in units)	Equity Percent of Class	Voting Percent of Class
Class A	Ronald Enger	20,000	*	*

Class A	J. Charles Walter	10,000	*	*

*Percentage of capital units beneficially owned does not exceed 1% of the class.

TRANSACTIONS WITH RELATED PERSONS

Our individual Board members, nominees to the Board, and officer have not entered into, and do not anticipate entering into, any contractual or other transactions between themselves and us, directly or indirectly, except for transactions identical to those provided by all other members such as corn delivery transactions to the Company’s subsidiary, POET™ Biorefinary — Big Stone. Our Board members receive a per diem fee and other reimbursement and compensation for their Board services, as described above.

Except as set forth under the Company’s operating agreement, the Company does not have any formal policies and procedures for the review, approval or ratification of transactions between individual Board members or officers and the Company. Under our operating agreement, all acts of the Board are required to be conducted by majority vote of disinterested persons serving on the Board. A disinterested person is defined as a person who does not have a financial interest in any contract or agreement, or whose family member does not have a financial interest in the same. A person who is not disinterested is precluded from voting on the matter at hand unless such agreement or contract is made available to all members of the Company. In 2008, the terms and conditions regarding a vote by disinterested Board members were fully complied with under our operating agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and managers of our Board, and persons who directly or indirectly own more than ten percent of a class of our Class A capital units, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  Executive officers and greater than ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company and written representations from our executive officers and managers of the Board, all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2008.

ANNUAL REPORT

Our annual report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, which will accompany any mailing of this Information Statement, is not deemed a part of this Information Statement.

CODE OF ETHICS

All of the managers of the Board, officers and employees, are required to comply with the Company’s Code of Ethics. A copy of the Code of Ethics can be obtained, without charge, by writing to the Company at the following address:

Membership Coordinator

Northern Growers, LLC

c/o POET™ Biorefining - Big Stone

48416 144th Street.

Big Stone City, South Dakota 57216

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Amendments and modifications to, and waivers of, the Code of Ethics will be promptly disclosed by the Company, to the extent required under the Exchange Act, on a current report on Form 8-K.

MEMBERS’ PROPOSALS

Any member proposal intended to be considered for inclusion in the Information Statement for presentation at the 2010 Annual Meeting of Members must be received by the Company no later than February 1, 2010. The proposal must be in accordance with the provisions of Item 4 of Schedule 14C promulgated by the SEC under the Exchange Act of 1934.  It is suggested that the proposal be submitted by certified mail — return receipt requested.  Members who intend to present a proposal at the 2010 Annual Meeting of Members without including such proposal in the Company’s Information Statement must provide us with notice of such proposal in writing no later than 60 days before the 2010 Annual Meeting.  We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

COMMUNICATIONS WITH THE BOARD

Members and other parties interested in communicating directly with the Board, or individual members of the Board, may do so by writing to the Board or to an individual member of the Board. Communications should be addressed to: Membership Coordinator—Northern Growers, LLC, c/o POET™ Biorefining - Big Stone, 48416 144th Street, Big Stone City, South Dakota 57216.

OTHER MATTERS

The Board knows of no other matter to be acted upon formally at the meeting.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Robert Metz
Robert Metz

July 1, 2009	President of the Board of Managers

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Appendix I

AUDIT COMMITTEE CHARTER
of
NORTHERN GROWERS, LLC
(the “Company”)

1.             Members.

The Company’s Board of Managers (the “Board”) shall appoint an Audit Committee of at least three members, consisting entirely of “independent” managers of the Board (the “Audit Committee”), with one exception.  A member’s sale of corn to the Company’s subsidiary, POET Biorefining — Big Stone (“Big Stone”), and the sale proceeds received from Big Stone in connection with these sales, while it may preclude a member from being deemed “independent,” as defined below, it shall not disqualify a member from serving on the Audit Committee.  The Audit Committee shall also designate one member as chairperson.

2.                                       Independence.

For purposes hereof, “independent” shall be defined by NASDAQ rules 4200 and 4350, as amended.  For purposes hereof, the terms “manager” and “director” shall be synonymous.

3.                                       Financial Literacy.

Each member of the Audit Committee must be financially literate. For purposes of this requirement, ‘financial literacy’ means each member of the Audit Committee (i) shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, or (ii) shall become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

4.                                       Purposes, Duties, and Responsibilities.

The Audit Committee represents and advises the Board in performing some of its oversight responsibilities.  The Audit Committee shall represent the Board in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company.  At its discretion, the Audit Committee may also conduct inquiries concerning the general risk profile of the Company and the Company’s efforts at identifying and controlling key risks (“risk management”) which may affect the quality of financial reporting and/or the vitality of the Company.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.  This is the responsibility of management and the Independent Auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the Independent Auditor or to assure compliance with laws and regulations.

In carrying out its duties and responsibilities, the Audit Committee’s policies and procedures should remain flexible, so that it may be in a position to best address or respond to changing circumstances or conditions.  While there is no “blueprint” to be followed by the Audit Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Audit Committee:

(i)

To recommend to the Board, and to evaluate, the firm of independent certified public accountants to be appointed as outside auditor of the Company, which firm shall be ultimately accountable to the Board through the Audit Committee (the “Independent Auditor”).

(ii)

To review and discuss with the Independent Auditor its audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the Independent Auditor with respect to interim periods.

i

(iii)

To review and discuss with the Independent Auditor of the Company any relationships between the Independent Auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the auditor.

(iv)

To review and discuss with management and the Independent Auditor the financial statements of the Company, including an analysis of the Independent Auditor’s judgment as to the quality of the Company’s accounting principles.

(v)	To resolve any disagreements between the Independent Auditor and the Company’s management regarding financial reporting.

(vi)

To recommend to the Board, based on the review and discussions described in paragraphs (ii) through (v) above, the financial statements that should be included in the Annual Report on Form 10-KSB or Form 10-K.

(vii)

To review with management and the Independent Auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, or Form 10-Q, including the results of the Independent Auditors’ reviews of the quarterly financial statements.

(viii)

To review and discuss with management and the Independent Auditor: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions or arrangements (i) are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, (ii) and are relevant to an understanding of the Company’s financial statements.

(ix)	To review and discuss with management and the Independent Auditor the adequacy of the Company’s internal controls.

(x)

To review and discuss with management and the Independent Auditor, the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial statements.

(xi)	To review with management and the Independent Auditor the Company’s financial risk exposures and the steps management has taken to monitor and control such exposures.

(xii)

To establish policies and procedures for the engagement of the Independent Auditor for any auditing or any non-auditing service, as set forth in Appendix A, and consider whether the Independent Auditor’s performance of non-audit service is compatible with the Independent Auditor’s independence.

(xiii)	To review material pending legal proceedings involving the Company and contingent liabilities of the Company.

(xiv)	To periodically evaluate the performance of individual Audit Committee members and the Audit Committee chairperson, as well as the performance of the Audit Committee as a whole.

(xv)	To pursue continuing education at the expense of the Company to achieve and improve “financial literacy” and greater understanding of other business matters relevant to the Audit Committee’s purpose.

ii

(xvi)

To establish procedure for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounts, internal accounting controls and auditing matters and (b) the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

(xvii)	To review the appropriateness and usefulness of the Audit Committee Charter.

5.             Meetings.

The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically.  The majority of the members of the Audit Committee shall constitute a quorum.  The Audit Committee may create subcommittees which shall report to the Audit Committee.

The Audit Committee shall meet in executive session with the Independent Auditors at least annually.  The Audit Committee shall report to the full Board with respect to its meetings.

6.             Outside Advisors.

The Audit Committee shall have the authority to retain independent counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its duties.

7.             Investigations.

The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

APPENDIX A

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

The Audit Committee is responsible for the appointment, compensation and oversight of the Independent Auditor.  The Audit Committee shall pre-approve all audit services and non-audit services to be provided to the Company by the Independent Auditor.  The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals required by this policy.  The decision of any member to whom authority is delegated under this policy to grant such an activity shall be presented to the Audit Committee at the next scheduled meeting. Each audit or non-audit service that is approved by the Audit Committee shall be reflected in a written engagement letter or writing indicating the services to be performed and the costs of such services, which shall be signed by either a member of the Audit Committee or by a person authorized by the Audit Committee to sign on behalf of the Company.

If the Audit Committee approves an audit service within the scope of the engagement letter or writing, then such audit service will deemed to have been approved for purposes of this policy.

The Audit Committee will not approve any non-audit service that, individually or in the aggregate, may impair, in the Audit Committee’s opinion, the independence of the Independent Auditor.

A.      Prohibited Non-Audit Services.

The Independent Auditor may not provide to the Company any of the following non-audit services:

1.          Bookkeeping or other services related to the Company’s accounting records or financial statements;

iii

2.          Financial information systems design and implementation;

3.          Appraisal or evaluation services, fairness opinions, or contribution-in-kind reports;

4.          Actuarial services;

5.          Internal audit outsourcing services;

6.          Management functions or human resources;

7.          Broker-dealer, investment advisor, or investment banking services;

8.          Legal services and expert services unrelated to the audit; and

9.          Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

B.       Permitted Non-Audit Services.

The Independent Auditor may provide to the Company any non-audit services, including tax services, other than the prohibited non-audit services described above, so long as the Audit Committee has approved such services in accordance with this policy.

C.            Audit Services to be Pre-Approved.

1.             Audit Services.

i.      Financial audits and reviews of the Company and subsidiary.

ii.              Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comment letters, consents), and assistance in responding to SEC comment letters.

iii.           Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies.

2.             Audit-Related Services.

i.      Review of financial statements of businesses considered for acquisition and due diligence services pertaining to potential business acquisitions/dispositions.

ii.              Financial statement audits of employee benefit plans.

iii.           Attestation services related to the Company’s internal controls.

iv.   Assistance in dealing with and responding to the SEC and other domestic regulatory agencies on financial matters.

v.             Consultations by the Company’s management as to the accounting or disclosure treatment of potential transactions or events and/or the potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies.

vi.          Review of the effectiveness of the internal audit function at the request of the Company or third party.

vii.       Assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act.

3.             Tax Services.

i.      U.S. federal, state and local tax planning and advice regarding the tax consequences of proposed or actual transactions, provided such advice does not constitute an advocacy position.

ii.              Assistance with U.S. federal, state and local tax filings (such as preparation of returns and related matters and assistance with audits by taxing authorities).

iv

ATTACHMENT A

FIFTH AMENDED AND

RESTATED OPERATING

AGREEMENT

NORTHERN GROWERS, LLC

JULY    , 2009

SECTION PAGE

v

FIFTH AMENDED AND RESTATED
OPERATING AGREEMENT
OF
NORTHERN GROWERS, LLC

This Fifth Amended and Restated Operating Agreement of Northern Growers, LLC (the “Company”) dated as of the       day of July 2009, is executed and agreed to, for good and valuable consideration, by the Members (as defined below) and the Company.

ARTICLE 1
DEFINITIONS

As used in this Operating Agreement, the following terms have the following meanings:

1.1           “Act” means the South Dakota Limited Liability Company Act and any successor statute, as amended from time to time.

1.2           “Affiliate” of any Person shall mean any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person; or if such Person is a partnership, any general partner of such Person or a Person controlling any such general partner.  For purposes of this definition, “control” (including “controlled by” and “under common control with”) shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise.

1.3           “Articles” means the Articles of Organization filed with the Secretary of State of South Dakota on April 1, 2002, by which the Company was organized as a South Dakota limited liability company under and pursuant to the Act.

1.4           “Board of Managers” means the Managers acting as a group with the powers set forth in the Articles and this Operating Agreement.

1.5           “Bankrupt Member” means (except to the extent that the Board of Managers determines otherwise) any Member (a) that makes a general assignment for the benefit of creditors; (b) files a voluntary bankruptcy petition under Chapter 7 of the United States Bankruptcy Code; (c) files a petition or answer seeking for the Member a liquidation, dissolution, or similar relief under any law; (d) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in a proceeding of the type described in subclauses (a) through (c); (e) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the Member’s or of all or any substantial part of the Member’s properties; or (f) against which an involuntary petition has been filed and a proceeding seeking relief under Chapter 7 of the United States Bankruptcy Code, liquidation, dissolution, or similar relief under any law has been commenced and 90 days have expired without dismissal thereof or with respect to which, without the Member’s consent or acquiescence, a trustee, receiver, or liquidator of the Member or of all or any substantial part of the Member’s properties has been appointed and 90 days have expired without the appointment having been vacated or stayed, or 90 days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.

1.6           “Capital Contribution” means any actual contribution by a Member to the capital of the Company in the Reorganization or through the purchase of Capital Units (but does not include subscribed for, but unpaid Capital Units).

1.7           “Capital Unit” or “Unit” means Capital Units of the Company with the rights and privileges set forth in this Operating Agreement, including Class A Capital Units, and any other class of Capital Units as may be approved and adopted by the Board of Managers.

1.8           “Capital Unit Transfer System” means the procedures set forth in Article 4 of this Operating Agreement governing all Dispositions of Capital Units.

1.9           “Class A Members” means holders of Class A Capital Units who have executed and agreed to be bound by this Operating Agreement.

1.10         “Code” means the Internal Revenue Code of 1986 and any successor statute, as amended from time to time.

1.11         “Committed Capital” means $2.00 per Class A Capital Unit with respect to Members receiving Class A Capital Units in the Reorganization, and, with respect to any additional Members, the purchase price of the Capital Units subscribed for in any subsequent offering pursuant to a subscription agreement that has been accepted by the Company, regardless of whether such purchase price has been fully paid.

1.12         “Company” means Northern Growers, LLC (formerly, Whetstone Ethanol, LLC), a manager-managed South Dakota limited liability company.

1.13         “Cooperative” means Northern Growers Cooperative, a South Dakota cooperative corporation.

1.14         “Dispose,” “Disposing,” or “Disposition” means the sale, assignment, transfer, gift, exchange, or other disposition of one or more Capital Units, whether voluntary or involuntary, but not the mortgage, pledge, or grant of a security interest therein.

1.15         “Manager” means any natural Person who is a member of the Board of Managers of the Company, whether initially named in the Articles or later elected as provided in this Operating Agreement.

1.16         “Member” means any Person who holds one or more Capital Units and has executed this Operating Agreement, whether initially admitted as of the date of this Operating Agreement or later admitted to the Company as a Member as provided in this Operating Agreement.  Unless the context otherwise requires, the term “Member” shall include any Member’s representative in event of the death, incapacity, or liquidation of the Member.  Except as specifically stated otherwise, “Members” refers to all Class A Members.

1.17         “Net Cash from Operations” means the gross cash proceeds from the Company’s investments, operations, sales, and other dispositions of assets, including but not limited to investment assets (but not including sales and other dispositions of all or substantially all of the assets of the Company), less the portion thereof used to pay, or set aside for, the established reserves for all the Company’s expenses, debt payments, capital improvements, replacements and contingencies, all as determined by the Board of Managers.  Net Cash from Operations shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reduction of reserves previously established, but not expended, as authorized by the Board of Managers.

1.18         “Northern Lights Ethanol” means Northern Lights Ethanol, LLC, a South Dakota limited liability company, formed for the purpose of constructing, owning and operating an ethanol production facility near Milbank, South Dakota.

1.19         “Ownership Percentage” with respect to any Member means the percentage of ownership of a Member determined by taking the total Capital Units held by such Member divided by the aggregate total number of issued and outstanding Capital Units.

1.20         “Person” includes an individual, partnership, limited partnership, limited liability company, foreign limited liability company, trust, estate, corporation, foreign corporation, cooperative, custodian, trustee, executor, administrator, nominee or entity in a representative capacity.

1.21         “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative.

1.22         “Quarter” means any of the three-month periods ending on March 31, June 30, September 30 and December 31.

1.23         “Reorganization” means the exchange of all of the assets and liabilities of the Cooperative for the Class A Capital Units of the Company, the subsequent dissolution of the Cooperative and distribution of the Company’s Class A Capital Units to the Cooperative’s shareholders in liquidation of the Cooperative, and the adoption of this Operating Agreement concurrently therewith, all pursuant to the Plan of Reorganization dated April 10, 2002.

1.24         “Super Majority Vote” means the affirmative vote of 75% of the total number of Managers elected to the Board of Managers.

Other terms defined herein have the meanings so given them.

ARTICLE 2

ORGANIZATION

2.1           Formation. The Company has been organized as a South Dakota limited liability company by the filing of Articles under and pursuant to the Act and the issuance of a certificate of organization for the Company by the Secretary of State of South Dakota.

2.2           Name. The name of the Company is Northern Growers, LLC and all Company business must be conducted in that name or such other names that comply with applicable law as the Board of Managers may select from time to time.

2.3           Registered Office; Registered Agent, Principal Office in the United States; Other Offices.  The registered office of the Company required by the Act to be maintained in the State of South Dakota shall be the office of the initial registered agent named in the Articles or such other office (which need not be a place of business of the Company) as the Board of Managers may designate from time to time in the manner provided by law.  The registered agent of the Company in the State of South Dakota shall be the initial registered agent named in the Articles or such other Person or Persons as the Board of Managers may designate from time to time in the manner provided by law.  The principal office of the Company in the United States shall be at such place as the Board of Managers may designate from time to time, which need not be in the State of South Dakota, and the Company shall maintain records there as required by the Act and shall keep the street address of such principal office at the registered office of the Company in the State of South Dakota.  The Company may have such other offices as the Board of Managers may designate from time to time.

2.4           Purpose.  The purpose of the Company is to own a membership interest in Northern Lights Ethanol, which will produce and market ethanol and ethanol co-products from its ethanol production facility located near Milbank, South Dakota, and any other purpose allowed under South Dakota law.

2.5           Foreign Qualification.  Prior to the Company’s conducting business in any jurisdiction other than South Dakota, the Board of Managers shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Board of Managers, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction.  At the request of the Board of Managers, the Company’s officers (as specified in Article 7) shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Operating Agreement that are necessary or appropriate to qualify, continue, and terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business.

2.6           Term. The Company commenced its existence on the date the Secretary of State of South Dakota issued a certificate of organization for the Company and shall continue in existence until dissolved.

2.7           Mergers and Exchanges.  The Company may be a party to (a) a merger, (b) a consolidation, or (c) an exchange or acquisition, subject to the requirements of this Operating Agreement.  Consent to any such merger, consolidation, exchange or acquisition shall be by vote of the Members as set forth in Article 3.

2.8           No State-Law Partnership.  The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture for any purposes other than federal income and state income tax purposes, and this Operating Agreement shall not be construed to suggest otherwise.

2.9           Fiscal Year.  After such time as the Reorganization is completed, the Company’s fiscal year shall end on December 31 of each year or such other date as the Board of Managers shall determine.

ARTICLE 3

MEMBERS

3.1           Members.

(a)           The initial Member of the Company is the Cooperative, whose Capital Units are being distributed to the Cooperative’s shareholders in the Reorganization.

(b)           Members of the Cooperative receiving Capital Units in the Reorganization shall be admitted as Members without discretion of the Board Managers at such time as such Person has submitted to the Company a counterpart signature agreeing to be bound by this Operating Agreement.  Until such time as a Person who acquires Capital Units in the Reorganization becomes a Member in accordance with the foregoing, such Person shall receive the allocations of income, gain, losses, deductions, credits and distributions in accordance with Article 6 of this Operating Agreement, but shall have no voting rights and such Person’s Capital Units shall become subject to optional redemption by the Company in accordance with Section 4.3 of this Operating Agreement on the anniversary of the Reorganization.

(c)           Additional Persons may be admitted as Members by acquiring a minimum of 2,500 Capital Units (i) directly from the Company in the Offering or otherwise, or (ii) from a Member in a Disposition in compliance with the provisions of this Operating Agreement, subject to Section 3.3.

(d)           Any Person who satisfies the requirements of this Operating Agreement may be a Member unless the Person lacks capacity apart from the Act.

3.2           Representations and Warranties.  Each Member represents and warrants to the Company and each other Member that:

(a)           if that Member is a corporation, it is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing as a foreign corporation in the jurisdiction of its principal place of business (if not incorporated therein);

(b)           if that Member is a limited liability company, it is duly organized, validly existing, and (if applicable) in good standing under the laws of the state of its organization and is duly qualified and (if applicable) in good standing as a foreign limited liability company in the jurisdiction of its principal place of business (if not organized therein);

(c)           if that Member is a partnership, trust, or other entity, it is duly formed, validly existing, and (if applicable) in good standing under the laws of the state of its formation, and if required by law is duly qualified to do business and (if applicable) in good standing in the jurisdiction of its principal place of business (if not formed therein), and the representations and warranties in clause (a), (b) or (c), as applicable, are true and correct with respect to each partner (other than limited partners), trustee or other member thereof;

(d)           that the Member has full corporate, limited liability company, partnership, trust, or other applicable power and authority to execute and agree to this Operating Agreement and to perform its obligations hereunder and all necessary actions by the board of directors, shareholders, managers, members, partners, trustees, beneficiaries or other Persons necessary for the due authorization, execution, delivery and performance of this Operating Agreement by that Member have been duly taken;

(e)           that the Member has duly executed and delivered this Operating Agreement; and

(f)            that the Member’s authorization, execution, delivery and performance of this Operating Agreement does not conflict with any other agreement or arrangement to which that Member is a party or by which it is bound.

3.3           Admission of Additional Members.  No Person shall become a Member without the approval of the Board of Managers.  The Board of Managers may refuse to admit any Person as a Member in its sole discretion.  Additional Persons may be admitted to the Company in the discretion of the Board of Managers.  Any such admission also must comply with the requirements described elsewhere in this Operating Agreement and will be effective only after such Person has executed and delivered to the Company a written document including such Person’s: (a) address for notices, (b) agreement to be bound by this Operating Agreement, and (c) representation and warranty that the representations and warranties required of all Members in this Operating Agreement are true and correct with respect to such Person.  The provisions of this section shall apply to any Person who acquires Capital Units directly from the Company or through a Disposition by a Member.

3.4           Interests in a Member.  A Member that is not a natural person may not cause or permit an interest, direct or indirect, in itself to be Disposed of in violation of the Securities Act of 1933, as amended, or such that, after the Disposition, (a) the Company would be considered to have terminated within the meaning of Section 708 of the Code or (b) without the consent of the Board of Managers, that Member shall cease to be controlled by substantially the same Persons who control it as of the date of its admission to the Company.  On any breach of this Section 3.4, the Company shall have the option to redeem, and on exercise of that option the breaching Member shall surrender, the breaching Member’s Capital Units in accordance with Section 4.3 of this Operating Agreement.

3.5           Information.

(a)           In addition to the other rights specifically set forth in this Operating Agreement, each Member is entitled to all information to which that Member is entitled to have access pursuant to the Act under the circumstances and subject to the conditions therein stated.  The Members agree, however, that, except as otherwise provided by law, the Board of Managers from time to time may determine, due to contractual obligations, business concerns, or other considerations, that certain information regarding the business, affairs, properties and financial condition of the Company should be kept confidential and not provided to some or all other Members, and that it is not just or reasonable for those Members or their assignees or representatives to examine or copy any such confidential information.

(b)           The Members acknowledge that from time to time, they may receive information from or regarding the Company in the nature of trade secrets or that otherwise is confidential, the release of which may be damaging to the Company or Persons with whom it does business.  Each Member shall hold in strict confidence any information it receives regarding the Company that is identified as being confidential (and if that information is provided in writing, that is so marked) and may not disclose it to any Person other than another Member, except for disclosures (i) compelled by law (but the Member must notify the Board of Managers promptly of any request for that information before disclosing it, if practicable), (ii) to advisers or representatives of the Member or Persons who have acquired that Member’s Capital Units through a Disposition as permitted by this Operating Agreement, but only if the recipients have agreed to be bound by the provisions of this section, or (iii) of information that the Member also has received from a source independent of the Company that the Member reasonably believes obtained that information without breach of any obligation of confidentiality.  The Members acknowledge that a breach of the provisions of this section may cause irreparable injury to the Company for which monetary damages are inadequate, difficult to compute, or both.  Accordingly, the Members agree that the provisions of this section may be enforced by specific performance.

3.6           Liabilities to Third Parties.  Except as otherwise expressly agreed in writing, no Member shall be liable for the debts, obligations or liabilities of the Company, including under a judgment, decree or order of a court.

3.7           Withdrawal. A Member does not have the right or power to withdraw from the Company as a Member, except as set forth in this Operating Agreement.

3.8           Lack of Authority.  No Member, other than a Member acting in his or her capacity as an officer of the Company, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company, except with the prior consent of the Board of Managers.

3.9           Classes and Voting.  Unless the Articles state to the contrary or as provided by this Operating Agreement, or any amendment hereto, there shall be one class of Members.  The Board of Managers may establish additional classes or groups of one or more Members.

(a)           Class A Members.  Class A Members shall be entitled to vote on all matters coming to a vote of the Class A Members.  Each Class A Member may cast only one vote on each matter brought to a vote of the Class A Members, regardless of the number of Class A Capital Units owned.  On all matters to be voted upon by the Class A Members, except as otherwise provided in this Operating Agreement, the affirmative vote of the majority of the Class A Members voting on the matter at hand shall be the act of the Class A Members.

(b)           Voting.  Members shall only be entitled to vote on the following matters: (i) the merger or consolidation of the Company with another business entity or the exchange of interests in the Company for interests in another company; (ii) the sale, lease, exchange or other disposition of substantially all of the Company’s assets; (iii) voluntary dissolution of the Company; (iv) the election and removal of individuals serving on the Board of Managers; and (v) the amendment of the Articles and this Operating Agreement; (vi) the increase or decrease in the number of Managers; (vii) any change in geographical boundaries relative to voting districts; and (viii) any matters referred to a vote of the Members by the Board of Managers.

3.10         Place and Manner of Meeting.  All meetings of the Members shall be held at such time and place, within or without the State of South Dakota, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.  Presence in person, or written ballot, shall constitute participation in a meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.11         Conduct of Meetings.  All meetings of the Members shall be presided over by the Chief Executive Officer.  All meetings of the Members shall be conducted in general accordance with the most recent edition of Roberts’ Rules of Order, or such other rules and procedures as may be determined by the Board of Managers in its discretion.

3.12         Annual Meeting.  The annual meeting of the Members for the transaction of all business which may come before the meeting shall be held on a date determined by the Board of Managers.  Failure to hold the annual meeting at the designated time shall not be grounds for dissolution of the Company.

3.13         Special Meetings.  A special meeting of the Members may be called at any time by the Chief Executive Officer, the Board of Managers or by the Secretary upon the request of 10% of the Class A Members.  Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on at the special meeting.

3.14         Notice.  Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary or the Board of Managers calling the meeting, to each Member entitled to vote at the meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Member at the Member’s address as it appears on the records of the Company, with postage thereon prepaid.

(a)           If a purpose of any Member meeting is to consider any of the following matters, the notice must state such purpose

(i)            a plan of merger, consolidation or exchange

(ii)           the sale, lease, exchange or other disposition of all, or substantially all, of the Company’s assets;

(iii)          the voluntary dissolution of the Company;

(iv)          the removal of any member or members of the Board of Managers) the increase or decrease in the number of Managers;

(vi)          any change in geographical boundaries relative to voting, or districts.

(b)           The notice for any Member meeting relating to any of the purposes listed in (a) above must be accompanied by a copy or summary of the respective:

(i)            plan of merger, consolidation or exchange;

(ii)           the transaction description for the proposed sale, lease, exchange or other disposition of all, or substantially all, of the Company’s assets;

(iii)          the plan of liquidation; or

(iv)          identification of the Manager or Managers whose removal is sought.

3.15         Quorum of Members.  Five percent of the Class A Members represented in person or by written ballot, shall constitute a quorum at a meeting of the Members.  The Members present at a duly organized meeting at which a quorum is present may transact business until adjournment, notwithstanding the departure or withdrawal of enough Members to leave less than a quorum.

3.16         Voting of Capital Units by Company.  A Capital Unit owned by another limited liability company, corporation or other legal entity, the majority of which is owned or controlled by this Company, and a Capital Unit held by this Company in a fiduciary capacity, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total Capital Units of a class at any given time.

3.17         Closing Record Books and Fixing Record Data.  For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof or in order to make a determination of Members for any other proper purpose, the Board of Managers may provide that the record books shall be closed for a stated period not exceeding 10 days.  If the record books shall be closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members, such books shall be closed for a period not exceeding 10 days immediately preceding such meeting.  In lieu of closing the record books, the Board of Managers may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than 60 days and in the case of a meeting of Members, not less than 10 days prior to the date of which the particular action requiring such determination of Members is to be taken.  If the record books are not closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date on which notice of the meeting is mailed, as the case may be, shall be the record date for such determination of Members.  When a determination of Members entitled to vote at any meeting of Members has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of record books and the stated period of closing has expired.

3.18         Fixing Record Dates for Ballots by Mail.  Unless a record date shall have previously been fixed or determined herein, whenever action by Members is proposed to be taken by written ballot without attendance being required at a meeting of Members, the Board of Managers may fix a record date for purposes of determining Members entitled to vote by ballot on the action, which record date shall be set by the Board of

Managers not more than 60 days prior to the deadline for returning ballots to the Company.  If no record date has been fixed by the Board of Managers, the record date for determining Members entitled to vote by written ballot without requiring attendance at a meeting of Members shall be at the close of business on the tenth day preceding the mailing of the written ballots to the Members.

3.19         Proxies.  Voting by proxy shall not be allowed.

ARTICLE 4

DISPOSITION OF CAPITAL UNITS

4.1           General Restrictions on the Disposition of Capital Units.

(a)           No Disposition of Capital Units shall be valid except as specifically provided in this Article 4.  To be valid, a Disposition must be approved by the Board of Managers and comply with the Company’s Capital Units Transfer System as adopted or approved by the Board of Managers, as it may be amended from time to time.  The Capital Units Transfer System shall conform with Section 1.7704-1 et seq. of the Treasury Regulations as adopted or amended by the Internal Revenue Service from time to time, and it is the intent of this Operating Agreement that: (i) the tax status of this Company be the same as for a partnership, (ii) this Company preserve its partnership tax status by complying with Section 1.7704-1, et seq., and any amendments thereto, and (iii) to the extent possible, this Operating Agreement shall be read and interpreted to prohibit the free transferability of Capital Units.  Any attempted Disposition by a Person of Capital Units or any other interest or right, or any part thereof, in or in respect of the Company, other than in accordance with this Article 4 and the Capital Units Transfer System shall be, and is hereby declared, null and void ab initio.

(b)           The Board of Managers shall not approve, and the Company shall not recognize for any purpose, any purported Disposition of a Capital Unit unless and until the other applicable provisions of this Article 4 have been satisfied, all conditions have been satisfied under the Capital Units Transfer System, and the Company has received a completed transfer request in the form adopted by the Board of Managers.  If the Person acquiring the Capital Units in the Disposition is not a Member, then such Person must also comply with Section 3.3 of this Operating Agreement.  Dispositions of Capital Units, and the resulting admissions of new Members, if applicable, are effective as of the first day of the Quarter in which such matters are approved by the Board of Managers, provided such Disposition complies with the Code.  Upon the effectiveness of a Disposition of all or a portion of a Member’s Capital Units, the Company shall transfer all, or the respective proportion of the capital account of the Member effecting the Disposition to the Member or Members who have acquired the Capital Units.  No partial Capital Units may be subject to a Disposition.  If a Person becomes the beneficial holder of Capital Units but has not become a Member (whether due to such Person’s failure to sign this Operating Agreement or the Board of Managers’ refusal to accept such Person as a Member upon a Disposition of Capital Units), such Person shall receive the allocations of income, gain, losses, deductions, credits and distributions in accordance with Article 6 of this Operating Agreement until such time as the Person becomes a Member or until such Person’s Capital Units are redeemed in accordance with Section 4.3 of this Operating Agreement.  Such Person shall have no voting rights until such time as the Person becomes a Member and complies with this Section 4.1.

(c)           The Board of Managers will not approve any Disposition unless (i) either (a) the Disposition is registered under the Securities Act of 1933, as amended, and any applicable state securities laws or (b) the Company has determined that the Disposition is exempt from registration under those laws; and (ii) the Company has determined that the Disposition, when added to the total of all other Dispositions within the preceding 12 months, would not result in the Company being considered to have terminated within the meaning of the Code or losing its partnership status and being taxed as a C corporation within the meaning of the Code.

(d)           Any Person admitted to the Company upon a Disposition of Capital Units shall pay, or reimburse the Company for, all costs incurred by the Company in connection with the Disposition or admission on or before the thirtieth day after the receipt by that Person of the Company’s invoice for the amount due.  If payment is not made by the date due, the Person owing that amount shall pay interest on the unpaid amount from the date due until paid at the legal rate of interest allowed under South Dakota law.

4.2           Tax Elections.  In the event of a Disposition of all or part of the Capital Units of any Member, the Company, in the sole discretion of the Board of Managers, may elect pursuant to Section 754 of the Code (or any successor provisions) to adjust the basis of the assets of the Company.

4.3           Redemption.  The Company shall have the right to redeem the Capital Units of a Member or a Person who beneficially holds Capital Units upon any of the following occurrences:

(a)           An attempt to Dispose of the Capital Units in a manner not in conformity with this Operating Agreement.

(b)           The failure of a Person who becomes the beneficial holder of Capital Units to comply with Section 4.1 of this Operating Agreement and become a Member within a 12-month period following the date that the Person became a beneficial holder of the Capital Units.

(c)           The failure of a Person who becomes the beneficial holder of less than 2,500 Capital Units to acquire the minimum investment requirement of 2,500 Capital Units in accordance with Section 5.1(c) of this Operating Agreement within 240 days of becoming the holder of less than 2,500 Capital Units) The Member becomes a Bankrupt Member and the Company is not able to sell its Capital Units within 240 days through the Capital Units Transfer System.

If the Company exercises its right to redeem a Member’s or Person’s Capital Units pursuant to any of the above, upon receipt of such Member’s or Person’s Capital Unit certificate, the Company shall pay to such Member or Person $0.20 per Capital Unit.    Nothing in this section shall be interpreted to limit or prevent the Company from seeking any legal or equitable relief that would otherwise be available to the Company.

ARTICLE 5

CAPITAL CONTRIBUTIONS

5.1           Class A Capital Units.

(a)           Issuance of Class A Units as Part of the Reorganization.  As part of the Reorganization, 6,328,450 Class A Capital Units are being issued to the Cooperative in exchange for all of the Cooperative’s assets and liabilities.  The Cooperative is being dissolved and the Class A Capital Units are being distributed to the shareholders of the Cooperative in proportion to the equity shares held by each shareholder of the Cooperative.  In the event any shareholder of the Cooperative fails to execute a counterpart signature page of the Operating Agreement, the Company shall have the right to redeem such Person’s Class A Capital Units as provided in Section 4.3, in addition to any remedies otherwise provided by law.

(b)           Disposition of Class A Units following the Reorganization.  After completion of the Reorganization, Class A Members may Dispose of outstanding Class A Capital Units to any Person, subject to the other requirements of this Operating Agreement.  Class A Capital Units may only be Disposed of in increments of 500Capital Units.

(c)           Minimum Investment.  A Class A Member must always own at least 2,500 Class A Capital Units, and no Person will be admitted as a Class A Member unless said Person holds at least 2,500 Class A Capital Units.  If a Person becomes the holder of fewer than 2,500 Class A Capital Units in a Disposition, the Person must within 240 days of becoming a holder either acquire additional Class A Capital Units so that the total held by said Person is at least 2,500 Class A Capital Units or the Person must dispose of the Class A Capital Units in accordance with the provisions of this Operating Agreement.  If the Person fails to meet either of the requirements of the previous sentence within the time provided, the Company may redeem the Class A Capital Units held by said Person as provided in Section 4.3.

5.2           Additional Capital Units.  Additional Capital Units may be created and issued to new Members or to existing Members on such terms and conditions as the Board of Managers may determine at the time of admission, and may include for the creation of different classes or groups of Members, represented by different classes of Capital Units, which Capital Units may have different rights, powers, and duties.  If the Board of Managers creates additional Capital Units, the Board of Managers must specify the terms of admission or issuance, including the amount of Committed Capital proposed to be raised from the issuance of such Capital Units.  Members of the Company shall not have a preemptive right to acquire additional, newly created Capital Units of the Company.

5.3           Return of Contributions.  A Member is not entitled to the return of any part of its Capital Contribution or to be paid interest in respect of either its capital account or its Capital Contribution.  A Capital Contribution is not a liability of the Company or of any Member.  Members will not be required to contribute or to lend any cash or property to the Company to enable the Company to return any Member’s Capital Contribution.

5.4           Advances by Members.  If the Company does not have sufficient cash to pay its obligations, and the Company does not raise additional capital pursuant to Section 5.2 hereof, any Member(s) that may agree to do so with the consent of the Board of Managers, as appropriate, may advance all or part of the needed funds to or on behalf of the Company.  An advance described in this Section constitutes a loan from the Member to the Company, bears interest at the rate negotiated with the Board of Managers from the date of the advance until the date of payment and is not a Capital Contribution.

5.5           Capital Accounts.  A capital account shall be established and maintained for each Member pursuant to the requirements of applicable federal income tax regulations.  Each Member’s capital account shall be increased and decreased as follows:

(a)           Each Member’s capital account shall be increased by:  (i) the amount of the initial Capital Contribution made by the Member, (ii) the amount of any additional Capital Contributions made by the Member, and (iii) any income and gains allocated to the Member pursuant to Article 6.

(b)           Each Member’s capital account shall be decreased by: (i) any deductions and losses allocated to the Member pursuant to Article 6, and (ii) the amount of any distributions by the Company to the Member as of the time of the distribution.

A Member who has more than one Capital Unit shall have a single capital account that reflects all its Capital Units, regardless of the Class of Capital Units owned by that Member and regardless of the time or manner in which those Capital Units were acquired.  Upon the Disposition of a Capital Unit, that portion of the capital account of the Member effecting the Disposition that is attributable to the Capital Unit subject to the Disposition shall carry over to the Person acquiring such Capital Unit.

ARTICLE 6

ALLOCATIONS AND DISTRIBUTIONS

                6.1           Allocations and Distributions.  Except as may be required by section 704 (b) and (c) of the Code and the applicable Treasury Regulations, all items of income, gain, loss, deduction, and credit of the Company shall be allocated among the Members, and distributions shall be made, in accordance with this Article 6.

                6.2           Distributions of Net Cash from Operations.  Net Cash from Operations, if any, for any fiscal year, will be distributed to the Members on not less than an annual basis in an amount sufficient to reduce the Company’s cumulative Net Cash from Operations to $200,000.00, unless otherwise determined by a Super Majority Vote of the Board of Managers and provided that any such distribution does not violate or cause the Company to default under the terms of any of the Company’s credit facilities or debt instruments or violate Section 6.10 of this Operating Agreement.  Additional distributions, if any, may be made as the Board of Managers shall determine in its sole discretion.  Distributions shall be made to all Members ratably in proportion to their Ownership Percentages.

                6.3           Allocations of Income, Gain, Loss, Deductions, and Credits.  Except as otherwise provided in this Article 6, all items of income, gain, loss, deductions, and credits for a fiscal year shall be allocated to the Members ratably in proportion to their Ownership Percentages.

                6.4           Allocation of Gain or Loss Upon the Sale of All or Substantially All of the Company’s Assets.  Notwithstanding the provisions of Section 6.3:

(a)           Allocation of Gain.  Any income or gain from the sale or exchange of all or substantially all of the Company’s assets shall be allocated, first, to those Members with capital account balances less than the amounts of their respective Capital Contributions that have not previously been distributed, that amount of income or gain, if any, necessary to increase their capital account balances to the amount of their Capital Contributions not previously distributed; and thereafter, the remaining income or gain, if any, shall be allocated to the Members, ratably in proportion to their Ownership Percentages.

(b)           Allocation of Loss.  Any loss from the sale or exchange of all or substantially all of the Company’s assets shall be allocated first, so as to equalize the capital account balances of all Members holding the same number of Capital Units, and thereafter, the remaining losses shall be allocated to the Members, ratably in proportion to their Ownership Percentages.

                6.5           Regulatory Allocations and Allocation Limitations.  Notwithstanding the preceding provisions for allocating income, gains, losses, deductions and credits, the following limitations, regulatory allocations and contingent reallocations are intended to comply with applicable income tax Treasury Regulations under Section 704(b) of the Code and shall be so construed when applied.

(a)           Minimum Gain Chargeback.  Notwithstanding any other provision of this Section 6.5, if there is a net decrease in Partnership Minimum Gain during any Company fiscal year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, for subsequent years) in accordance with Section 1.704-2(f)(1) of the Treasury Regulations in an amount equal to such Member’s share of the net decrease in Partnership Minimum Gain (determined in accordance with Section 1.704-2(g)(2) of the Treasury Regulations).  This Section 6.5(a) is intended to comply with the minimum gain chargeback requirement in the Treasury Regulations and shall be interpreted consistently therewith.

(b)           Partner Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Section 6.5, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Company fiscal year, each Member who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Company income and gain for such year (and, if necessary, for subsequent years) in an amount equal to such Member’s share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations.  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 6.5(b) is intended to comply with the minimum gain chargeback requirements in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

(c)           Qualified Income Offset.  In the event a deficit balance in a Member’s capital account in excess of the sum of (i) the amount such Member is obligated to restore or contribute to the Company pursuant to any provision of this Operating Agreement, and (ii) the amount such Member is deemed to be obligated to contribute pursuant to the penultimate sentences of Section 1.704-2(g)(1)(ii) and 1.704-2(i)(5) of the Treasury Regulations, is caused or increased because a Member receives an adjustment, allocation, or distribution described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, such Member will be allocated items of Company income and gain in an amount and manner sufficient to eliminate such deficit balance or such increase in the deficit balance, as quickly as possible, to the extent required in the Treasury Regulations.  This Section 6.5(c) is intended, and shall be so construed, to provide a “qualified income offset” within the meaning of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

(d)           Gross Income Allocations.  In the event that a deficit balance in a Member’s capital account at the end of any fiscal year is in excess of the sum of (i) the amount such Member is obligated to restore or contribute to the Company under this Operating Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations §§ 1.704-2(g)(1)(ii) and 1.704-2(i)(5), the Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 6.5(d) shall be made only if and to the extent that the Member would have a deficit balance in its capital account in excess of such sum after all other allocations provided for in this Section have been made as if Section 6.5(c) and this Section 6.5(d) were not in this Operating Agreement.

(e)           Nonrecourse Deductions.  Nonrecourse Deductions shall be specially allocated to the Members in proportion to the allocation of Losses under Section 6.3.

(f)            Partner Nonrecourse Deductions.  Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i)(1) of the Treasury Regulations.

(g)           Members’ Shares of Excess Nonrecourse Debt.  The Members’ shares of excess Partnership Nonrecourse Debt within the meaning of Section 1.752-3(a)(3) of the Treasury Regulations shall be determined in accordance with the manner in which it is reasonably expected that the deductions attributable to such Partnership Nonrecourse Debt will be allocated.

(h)           Curative Allocations.  The allocations set forth in subsections (a), (b), (c), (d), (f) and (g) (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations under Section 704(b).  Notwithstanding any other provision of this Article 6 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain or loss among the Members so that, to the extent possible, the net amount of allocations of such items of income, gain or loss and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not occurred.  For this purpose, future Regulatory Allocations under Section 6.5(a) and (b) shall be taken into account that, although not yet made, are likely to offset other Regulatory Allocations made under Section 6.5(f) and (g).

                6.6           Proration of Allocations.  All income, gains, losses, deductions and credits for a fiscal year allocable with respect to any Members whose Capital Units may have been transferred, forfeited, reduced or changed during such year should be allocated based upon the varying interests of the Members throughout the year.  The precise manner in which such allocations are made shall be determined by the Board of Managers in its sole discretion and shall be a manner of allocation, including an interim closing of the books, permitted to be used for federal income tax purposes.

                6.7           Consent to Allocation.  Each Member expressly consents to the methods provided herein for allocation of the Company’s income, gains, losses, deductions and credits.

                6.8           Distributions in Kind.  Except as provided by this Operating Agreement, a Member, regardless of the form of the Member’s Capital Contribution, may not demand or receive a distribution from this Company in any form other than cash.

                6.9           Right to Distributions.  A Member who is entitled to receive a distribution that has not been paid by the Company when due has the status of, and is entitled to all remedies available to, a creditor of the Company with respect to such distribution.

                6.10         Limitation on Distributions.

(a)           Notwithstanding anything to the contrary in this Operating Agreement, the Company may not make a distribution to its Members to the extent that, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company’s assets, except that the fair value of property that is subject to a liability for which recourse of creditors is limited shall be included in the Company’s assets only to the extent that the fair value of that property exceeds that liability, or otherwise in violation of the Actb) A Member who receives a distribution that is not permitted under this Operating Agreement has no liability to return the distribution unless the Member knew that the distribution was prohibited under the terms of this Operating Agreement or the Act.

ARTICLE 7

OFFICERS

                7.1           Number of Officers.  The officers of the Company shall be a Chief Executive Officer, a Chief Financial Officer, one or more vice-presidents, and a Secretary, each of whom shall be appointed by the Board of Managers.  Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the Board of Managers.  If specifically authorized by the Board of Managers, an officer may appoint one or more officers or assistant officers for the Company.  The same individual may simultaneously hold more than one office in the Company.  A Person does not need to be a member of the Board of Managers nor a Member of the Company to serve as an officer of the Company.

                7.2           Appointment and Term of Office.  The officers of the Company shall be appointed by a Super-Majority Vote by the Board of Managers for a term as determined by the Board of Managers.  If no term is specified, they shall hold office until the first meeting of the Board of Managers held after the next annual meeting of Members.  If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient.  Each officer shall hold office until the officer’s successor shall have been duly appointed, until the officer’s death, or until the officer shall resign or shall have been removed in the manner provided in Section 7.3.  The designation of a specified term does not grant to the officer any contract rights.  The Board of Managers can remove the officer at any time prior to the termination of such term, and the officer shall be employed “at will,” unless otherwise provided by a signed contract with the Company.

                7.3           Removal of Officers.  Any officer or agent of the Company may be removed by a Super Majority Vote of the Board of Managers at any time, with or without cause.  Appointment of an officer or agent shall not of itself create contract rights.

                7.4           The Chief Executive Officer.  The Chief Executive Officer shall be the principal executive officer of the Company.  The Chief Executive Officer shall, when present, preside at all meetings of the Members and of the Board of Managers.  The Chief Executive Officer may sign, with the Secretary or any other proper officer of the Company authorized by the Board of Managers, certificates for Capital Units of the Company and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Managers from time to time.

7.5           The Chief Financial Officer.  The Chief Financial Officer shall be the principal financial and accounting officer of the Company.  The Chief Financial Officer shall:

Have charge and custody of and be responsible for all funds and securities of the Company;

(b)           Receive and give receipts for moneys due and payable to the Company from any source whatsoever, and deposit all such moneys in the name of the Company in such banks, trust companies, or other depositories as shall be selected by the Board of Managers; and

(c)           In general, perform all of the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to the Chief Financial Officer by the Chief Executive Officer or Board of Managers.  If required by the Board of Managers, the Chief Financial Officer shall give a bond for the faithful discharge of the Chief Financial Officer’s duties in such sum and with such surety or sureties as the Board of Managers shall determine.

                7.6           The Vice-Presidents.  If appointed, in the absence of the Chief Executive Officer or in the event of the Chief Executive Officer’s death, inability or refusal to act, the Vice-President, or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.  If there is no Vice-President, then any member of the Board of Managers shall perform such duties of the Chief Executive Officer.  Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Company the issuance of which have been authorized by resolution of the Board of Managers; and shall perform such other duties as from time to time may be assigned to the Vice-President by the Chief Executive Officer or by the Board of Managers.

                7.7           The Secretary.  The Secretary shall:

(a)           Keep the minutes of the proceedings of the Members and of the Board of Managers in one or more books provided for that purpose;

(b)           See that all notices are duly given in accordance with the provisions of this Operating Agreement or as required by (c);

(c)           Be the custodian of the Company records and of any seal of the Company and if there is a seal of the Company, see that it is affixed to all documents the execution of which on behalf of the Company under its seal is duly authorized;

(d)           When requested or required, authenticate any records of the Company;

(e)           Keep a register of the mailing address of each Member which shall be furnished to the Secretary by such Member;

(f)            Sign with the Chief Executive Officer, or a Vice-President, certificates for Capital Units of the Company, the issuance of which shall have been authorized by resolution of the Board of Managers;

(g)           Have general charge of the Capital Units transfer books of the Company; and

(h)           In general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer or by the Board of Managers.

                7.8           Assistant Secretaries.  The Assistant Secretaries, when authorized by the Board of Managers, may sign with the Chief Executive Officer or a Vice-President, certificates for Capital Units of the Company the issuance of which shall have been authorized by a resolution of the Board of Managers.  The Assistant Secretaries, in general, shall perform such duties as shall be assigned to the Secretary, or by the Chief Executive Officer or the Board of Managers.

                7.9           Designation of Tax Matters Partner.  The Chief Financial Officer is designated as the Tax Matters Partner of the Company, as provided in the Treasury Regulations pursuant to Section 6231 of the Code.  Each Member, by the execution of this Agreement consents to such designation of the Tax Matters Partner and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent.  If at any time there is no Chief Financial Officer, or if the Chief Financial Officer no longer owns Capital Units, the Board of Managers shall designate a Manager who owns Capital Units as the Tax Matters Partner of the Company.

                7.10         Duties of Tax Matters Partner.

(a)           The Tax Matters Partner shall register the Company as a “tax shelter” with the Internal Revenue Service if such registration is required and shall provide the tax shelter registration number to each Member.

(b)           To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall furnish to the Secretary of the Treasury or his delegate (for the purposes of Sections 7.10 and 7.11 only, the “Secretary”) the name, address, profit’s interest and taxpayer identification number of each Member.

(c)           To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall keep each Member informed of the administrative and judicial proceedings for the adjustment at the Company level of any item required to be taken into account by a Member for income tax purposes (such administrative proceeding referred to hereinafter as a “tax audit” and such judicial proceeding referred to hereinafter as “judicial review”).

(d)           If the Tax Matters Partner, on behalf of the Company, receives a notice with respect to a tax audit from the Secretary, the Tax Matters Partner shall forward a copy of such notice to the Members who hold or held an interest in the profits or losses of the Company in the taxable year to which the notice relates as required by law.

                7.11         Authority of Tax Matters Partner.  The Tax Matters Partner is hereby authorized, but not required:

(a)           To enter into any settlement with the Internal Revenue Service or the Secretary with respect to any tax audit or judicial review, in which agreement the Tax Matters Partner may expressly state that such agreement shall bind the other Members, except that such settlement agreement shall not bind any Member who (within the time prescribed pursuant to the Code and Treasury Regulations thereunder) files a statement with the Secretary providing that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on behalf of such Member;

(b)           In the event that a notice of a final administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a “final” adjustment”) is mailed to the Tax Matters Partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court, the District Court of the United States for the district in which the Company’s principal place of business is located, or the United States Court of Claims;

(c)           To intervene in any action brought by any other Member for judicial review of a final adjustment;

(d)           To file a request for an administrative adjustment with the Secretary at any time and, if any part of such request is not allowed by the Secretary, to file a petition for judicial review with respect to such request;

(e)           To enter into an agreement with the Internal Revenue Service to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item;

(f)            To take any other action on behalf of the Members or the Company in connection with any administrative or judicial tax proceeding to the extent permitted by applicable law or regulations; and

(g)           To retain attorneys and accountants on an as-needed basis under such terms and conditions as determined solely by the Tax Matters Partner.

                7.12         Expenses of Tax Matters Partner.  The Company shall indemnify and reimburse the Tax Matters Partner for all expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any administrative or judicial proceeding with respect to the tax liability of the Members.  The payment of all such expenses shall be made before any distributions are made of Net Cash from Operations, or any discretionary reserves are set aside by the Board of Managers.  The taking of any action and the incurring of any expense by the Tax Matters Partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the Tax Matters Partner and the provisions on limitations of liability of a Manager and indemnification set forth in Article 9 of this Agreement shall be fully applicable to the Tax Matters Partner in his capacity as such.

                7.13         Compensation.  The salaries and terms of employment of the officers of the Company shall be fixed from time to time by the Board of Managers.  Officers who are Members of the Company shall receive the same membership benefits that all other Members receive.  Officers may be reimbursed for reasonable expenses incurred in carrying out their duties as officers.

ARTICLE 8

MANAGEMENT

                8.1           Management by Board of Managers.

(a)           Except for situations in which the approval of the Members is required by this Operating Agreement or by non waivable provisions of the Act, and subject to the provisions of Section 8.2, the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of the Board of Managers, and the Board of Managers may make all decisions and take all actions for the Company not otherwise provided for in this Operating Agreement, including, without limitation, following:

(i)            To manage, supervise and conduct the day-to-day affairs of Company;

(ii)           To direct the expenditure of the capital and profits of the Company in furtherance of the Company’s purposes;

(iii)          To direct the investment of Company funds in any manner deemed appropriate or convenient by the Board of Managers to be in the best interests of the Company;

(iv)          To enter into operating agreements, joint participations, joint ventures, and partnerships with others containing such terms, provisions and conditions as the Board of Managers s approve;

(v)           To cause the Company to borrow money from banks and other lending institutions for any Company purpose and in connection therewith to mortgage, grant a security interest in or hypothecate all of the assets of Company;

(vi)          To sell, dispose, abandon, trade or exchange (but not a sale, disposition, abandonment, trade, or exchange of all or any substantial portion of the Company’s assets) of the Company, upon such terms and conditions and for such consideration as the Board of Managers deems private;

(vii)         To enter into agreements and contracts with any Member or an Affiliate of any Member and to give receipts, releases and discharges with respect to all of the foregoing and any matters incident thereto as the Board of Managers may deem advisable or appropriate; provided, however, that any such agreement or contract shall be on terms as favorable to the Company as could be obtained from any third party;

(viii)        To make distributions in accordance with and subject to the limitations set forth in Article 6 of this Operating Agreement; and

(ix)           To amend this Operating Agreement until the next Annual Meeting at which time the Members must approve the Amendment, or the Amendment shall become void.

(b)           Except as otherwise provided in this Operating Agreement, all acts of the Board of Managers will be by majority vote of the disinterested Managers. The following acts shall require a Super Majority Vote of the disinterested Managers:

(i)            A decision to distribute Net Cash from Operations other than in accordance with the requirements of 6.2;

(ii)           The appointment and removal of any officer or agent of the Company pursuant to Sections 7.2 and 7.3;

(iii)          The removal of a Manager pursuant to Section 8.6; and

(iv)          The receipt of any per diem or other compensation by the Board of Managers for attending meetings and serving as a Manager pursuant to Section 8.20.

(c)           Notwithstanding the provisions of Section 8.1(a), the Board of Managers may not cause the Company to take any action set forth in Section 3.9(b), without first obtaining the required approval of the Members.

(d)           For the purposes of this Operating Agreement, a disinterested Manager shall be a Manager who does not have a material financial interest in any contract or agreement to be approved by the Board of Managers.  A Manager who has a material financial interest in any contract or agreement shall not vote on such contract or agreement unless such contract or agreement applies to all Members.  If a Manager is an Affiliate or immediate family member (spouse, parent, child, or sibling) of a party with respect to which the Board of Managers intends to act, such Manager shall be deemed to be interested.

                8.2           Actions by Managers; Committees; Delegation of Authority and Duties.

(a)           In managing the business and affairs of the Company and in exercising its powers, the Board of Managers shall act (i) collectively through meetings and written consents consistent with or as may be provided or limited in other provisions of this Operating Agreement; (ii) through committees pursuant to Section 8.2(b); and (iii) through Managers and officers to whom authority and duties have been delegated pursuant to Section 8.2(c).

(b)           The Board of Managers may, from time to time, designate one or more committees, each of which shall be comprised of one or more members of the Board of Managers, one or more members of the Company, and/or one or more non-members of the Board of Managers or of the Company.  Any such committee, to the extent provided in such resolution shall have and may exercise such authority as is designated by the Board of Managers, subject to limitations set forth in the Act.  At every meeting of such committee, unless otherwise provided by the Board of Managers, the presence of a majority of all the committee members shall constitute a quorum, and the affirmative vote of the majority of the committee members present shall be necessary for the adoption of any resolution or recommendation of any action. The Board of Managers may dissolve any committees at any time.

(c)           Any Person dealing with the Company, other than a Member, may rely on the authority of the Manager or any officer of the Company in taking any action in the name of the Company without inquiry into the provisions of this Operating Agreement or compliance herewith, regardless of whether that action actually is taken in accordance with the provisions of this Operating Agreement.

                8.3           Registration and Transfer of Securities.  Securities and other property owned by the Company shall be registered in the Company’s name, in a nominee name, in any such case for the benefit of the Company.  Any transfer agent called upon to transfer any securities to or from the name of the Company or such other names shall be entitled to rely on instructions or assignments signed by an officer of the Company, or by any agent or custodian so authorized by the Board of Managers, on its behalf, without inquiry as to the authority of the person signing such instructions or assignments or as to the validity of any transfer to or from the name of the Company.  At the time of transfer, any transfer agent is entitled to assume, unless it has actual knowledge to the contrary:

(a)           that the Company is still in existence;

(b)           that this Operating Agreement is in full force and effect and has not been amended, unless the transfer agent has received written notice to the contrary; and

(c)           that the person so signing is authorized to sign on behalf of the Company.

                8.4           Number; Term of Office; Election.

(a)           The number of initial Managers of the Company shall be set at 15 unless and until such time as the Members vote to change the number of Managers serving on the Board of Managers.  If the number of Managers is increased, the newly created Manager positions shall be filled at the next annual or special meeting by election by the Members.  If the number of Managers is decreased, then the decrease shall coincide with an annual or special meeting and all Managers shall be subject to reelection by the Members.  Each initial Manager shall hold office according to the provisions of Section 8.4(b) unless such Manager resigns, dies, or becomes disabled.

(b)           A person must be a Member, or officer, director, manager of an entity that is a Member, to be elected to the Board of Managers.  Each initial Manager shall serve on the Company’s Board of Managers until his term would have expired on the Cooperative’s Board of Directors, resulting in staggered elections of four Managers annually.  Thereafter each Manager shall be elected to office by the Members for a term of three years or until his earlier resignation or removal.  No Manager may serve more than five consecutive three year terms on the Board of Managers; provided that the original terms of the initial Managers’ prior to election by the Members shall not be included in calculating length of service.  If a Manager’s term expires, the Manager shall continue to serve until the Manager’s successor shall have been elected and qualified.  If a Manager is appointed to complete an unexpired term, that portion of the unexpired term served shall not be counted when calculating the Manager’s length of service.

(c)           Managers shall be elected by a plurality of the votes cast by the Members of the appropriate district voting in the election, with each Member having one vote per position and no cumulative voting.  Other aspects of the election process shall be determined by the Board of Managers in advance of the annual or special election.

(d)           There shall be two districts for the purpose of voting to elect individuals to the Board of Managers.  District One shall consist of the State of South Dakota and all states lying to the north, south and west.  District One shall elect 12 individuals to the Board of Managers, until the boundaries of the districts are otherwise changed as provided herein.  District Two shall consist of the State of Minnesota and all states lying to the south and east.  Members in District Two shall elect 3 individuals to the Board of Managers, until the boundaries of the districts are otherwise changed as provided herein.  Boundaries of districts may be changed by a majority vote of the Members at an annual or special meeting of the Members.  However, if the boundaries are changed by a vote taken at an annual meeting, the change of district boundaries shall not be effective until adjournment of the annual meeting so that the election of managers to be held during said annual meeting shall be completed under the former district boundaries.

(e)           If a representative of a Member that is an entity and not an individual is seeking election to the Board of Managers, the representative shall seek election within the district in which the Member is located.  For the purpose of electing Managers, a Member shall be deemed to be located in a given district if the Member’s principal residence is located within the district for a Member that is an individual and if the Member’s chief executive office is located within the district for a Member that is an entity and not an individual.  If a Manager’s principal residence or the Member’s chief executive office, whichever is applicable, shall change from one district to another during a Manager’s term, because of a change in location of the principal residence or chief executive office, whichever is applicable, or because the Members vote to change the boundaries of a Manager’s district, said Manager may complete his or her term, but may not seek re-election within the former district upon completion of the current term.

                8.5           Death or Disability of Managers.  Upon the death or disability of a Manager, the resulting vacancy on the Board of Managers may be filled in accordance with Section 8.8.

                8.6           Removal.  Managers may be removed for any reason at any annual or special meeting of Members by the affirmative vote of the majority of the Members.  The notice calling such meeting shall give notice of the intention to act upon such matter, and if the notice so provides, the vacancy caused by such removal by the Members may be filled at such meeting by vote of the Members represented at such meeting.  Managers may also be removed for any reason by a Super Majority Vote of the Board of Managers.  The vacancy caused by such removal by the Board of Managers may be filled by the remaining members of the Board of Managers as provided in Section 8.8 of this Operating Agreement.

                8.7           Resignations. Any Manager may resign at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified then at the time of its receipt by the Chief Executive Officer or the Secretary.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

8.8           Vacancies.  Any vacancy occurring in the Board of Managers (other than by reason of an increase in the number of Managers) may be filled by appointment through the affirmative vote of a majority of the remaining Managers, though less than a quorum of the Managers.  A Manager appointed by the Board of Managers to fill a vacancy shall serve until the next annual meeting or special meeting of Members held for the purpose of electing Managers, at which time, the Members shall elect a new Manager to serve for the remainder of the original unexpired term of the vacated position.  Any Manager position to be filled by reason of an increase in the number of members on the Board of Managers shall be filled by election at an annual meeting or at a special meeting of Members called for that purpose.

8.9           Place and Manner of Meetings.  Meetings of the Board of Managers, regular or special, may be held either within or without the State of South Dakota.  Managers may participate in such meetings by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting as provided herein shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

8.10         First Meeting.  The first meeting of the newly elected Managers shall be held without further notice within 60 days following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Board of Managers then elected and serving, such time or place shall be changed.

8.11         Regular Meeting of Board of Managers.  A regular meeting of the Board of Managers may be held at such time as shall be determined from time to time by resolution of the Board of Managers.

8.12         Special Meeting of Board of Managers.  The Secretary shall call a special meeting of the Board of Managers whenever requested to do so by the Chief Executive Officer, or by 30% of the Managers.  Such special meeting shall be held at the time specified in the notice of the meeting.  Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

8.13         Notice of Board of Managers’ Meetings.  All special meetings of the Board of Managers shall be held upon two 2 days’ written or oral notice stating the date, place and hour of meeting delivered to each Manager either personally or by facsimile transmission, or upon seven days’ written notice by mail, at the direction of the Chief Executive Officer, the Secretary, or Managers calling the meeting.

8.14         Action Without Meeting.  Any action required by the Act to be taken at a meeting of the Board of Managers, or any action which may be taken at a meeting of the Board of Managers, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the same number of Managers which would have been necessary to approve such action if a meeting had been held.  Such consent shall have the same force and effect as if adopted at a duly called meeting of the Board of Managers.

8.15         Quorum; Majority Vote.  At all meetings of the Board of Managers, a majority of the members of the Board of Managers shall constitute a quorum for the transaction of business.  Except as otherwise provided in this Operating Agreement, the act of a majority of the Managers present at any meeting at which a quorum is present shall be the act of the Board of Managers.  If a quorum shall not be present at any meeting of the Board of Managers, the Managers present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

8.16         Approval or Ratification of Acts or Contracts. The Board of Managers in its discretion may submit any act or contract for approval or ratification at any annual meeting of the Members, or at any special meeting of the Members called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the Members shall be as valid and as binding upon the Company and upon all the Members as if it shall have been approved or ratified by every Member of the Company.

8.17         Interested Managers, Officers and Members.  No contract or transaction between the Company and one or more of its Managers, officers, or Members, or any of their Affiliates, or between the Company and any other limited liability company, corporation, partnership, association or other organization in which one or more of its Managers or Members are managers or officers or have a financial interest, shall be void or voidable solely for this reason or solely because the Person is present at or participates in the meeting of the Board of Managers or of a committee formed by the Board of Managers which authorizes the contract or transaction.  Subject to Section 8.1(d), only disinterested Managers may vote on any particular matter or issue.

8.18         Expenses of the Company.

(a)           General and Administrative Expenses.  All expenses of the Company shall be billed to and paid by the Company.  The Managers may be reimbursed for the actual cost of goods and services used for or by the Company.  The Managers may be reimbursed for the administrative services necessary to the prudent operation of the Company; provided, the reimbursement shall be the lower of the Manager’s actual cost or the amount the Company would be required to pay persons other than Affiliates for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles.  No reimbursement shall be permitted for services for which the Manager is entitled to compensation by way of a separate fee.

(b)           Organizational and Reorganization Expenses.  Organization expenses incurred in connection with the formation of the Company and all expenses in connection with the Reorganization will be charged to and borne by the Company.  To the extent any such organization and offering expenses have been paid by the Board of Managers, the Board of Managers will be reimbursed in a like amount by the Company.  Notwithstanding any other provision hereof, the Company will pay and bear directly all legal, accounting and auditing expenses of the Company, taxes, if any, payable by the Company, interest costs of the Company, custodial fees, and extraordinary expenses, including litigation.

8.19         Procedure.  The Board of Managers shall keep regular minutes of its proceedings.  The minutes shall be placed in the minute book of the Company.

8.20         Compensation.  The members of the Board of Managers shall receive per diem or other compensation for attending meetings and serving as a Manager as determined by a Super Majority Vote of the Board of Managers.  Managers who are Members of the Company shall receive the same membership benefits that all other Members receive.  Managers may be reimbursed for reasonable expenses incurred in carrying out their duties as Managers.

ARTICLE 9

INDEMNIFICATION

9.1           Indemnification.  The Company shall indemnify an officer, Member, Manager, former Member, a former officer or a former Manager of the Company against expenses actually and reasonably incurred by said person in connection with the defense of an action, suit or proceeding, civil or criminal, in which said person is made a party by reason of being or having been such officer, Member or Manager, except in relation to matters as to which such Person may be adjudged in the action, suit or proceeding to be liable to the Company under Section 9.2 of this Operating Agreement.

9.2           Liability of Company.  To the full extent permitted by South Dakota law, no officer, Member or Manager shall be liable to the Company or its Members for monetary damages for an act or omission in such Person’s capacity as an officer, Member or Manager of the Company, except that this Article does not eliminate or limit the liability of an officer, Member or Manager to the extent the officer, Member or Manager is found liable for:

(a)           a breach of the duty of loyalty to the Company or its Members;

(b)           an act or omission not in good faith that constitutes a breach of duty to the Company or its Members or an act or omission that involves gross negligence, intentional misconduct or a known violation of the law;

(c)           a transaction from which the officer, Member or Manager received an improper benefit whether or not the benefit resulted from an action taken within the scope of the officer’s, Member’s or Manager’s office; or

(d)           an act or omission for which the liability of an officer, Member or Manager is expressly provided for by applicable statute.

9.3           Prospective Amendment of Liability and Indemnity.  Any repeal or amendment of this Article by the Board of Managers of the Company shall be prospective only and shall not adversely affect any right of an officer, Member or Manager to indemnification, or any limitation on the liability of an officer, Member or Manager of the Company existing at the time of such repeal or amendment.

9.4           Non-Exclusive Liability and Indemnity.  The provisions of this Article 9 shall not be deemed exclusive of any other rights or limitations of liability or indemnity to which an officer, Member or Manager may be entitled under any other provision of this Operating Agreement, or pursuant to any contract or agreement, the Act or otherwise.

ARTICLE 10

CAPITAL UNIT CERTIFICATES

10.1         Certificates For Membership.  Certificates representing Capital Units of the Company shall be in such form as shall be determined by the Board of Managers. Such certificates shall be signed by the Chief Executive Officer or the Vice President and by the Secretary or assistant Secretary.  All certificates for Membership shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the certificate has been issued shall be entered on the Capital Units transfer books of the Company.  All certificates surrendered to the Company for transfer shall be canceled and no new certificates shall be issued until the former certificate shall have been surrendered or cancelled.

10.2         Transfer of Certificates.  Transfer of certificates of the Company shall be made pursuant to this Operating Agreement only on the transfer books of the Company by the holder of record thereof or by the holder’s legal representative, who shall furnish proper evidence of authority to transfer, or by the Member’s attorney thereunto authorized by the power of attorney duly executed and filed with the Secretary of the Company, and on surrender for cancellation of the certificate.  The Person in whose name the Certificate stands on the books of the Company shall be deemed by the Company to be the owner thereof for all purposes.

10.3         Loss or Destruction of Certificates. In case of loss or destruction of any certificate, another certificate may be issued in its place upon proof of such loss or destruction, and upon giving a satisfactory bond of indemnity to the Company and to the transfer agent and registrar, if any, of such certificate, in such sum as the Board of Managers may provide.

10.4         Certificate Regulations.  The Board of Managers shall have the power and authority to make such further rules and regulations not inconsistent with the statutes of the State of South Dakota as they may deem expedient concerning the issue, transfer, conversion and registration of certificates of the Company, including the appointment or designation of one or more transfer agents and one or more registrars.  The Company may act as its own transfer agent and registrar.

10.5         Transfer of Membership.  Membership shall not be transferred except with the approval and consent of the Board of Managers and in accordance with the Capital Transfer System.

10.6         Legends.  The Board of Mangers may provide for the placement of legends on Capital Unit certificates to indicate restrictions on transfer or other restrictions or obligations contained herein.

ARTICLE 11

BANKRUPTCY OF A MEMBER

Subject to this Article 11, if any Member becomes a Bankrupt Member, the Bankrupt Member’s Capital Units shall be offered for sale through the Capital Units Transfer System, and if such a sale is not completed within 240 days after the Member becomes a Bankrupt Member, the Company shall have the option, exercisable by notice from the Company to the Bankrupt Member (or its representative) at any time after expiration of the 240 day period, to redeem and cancel the Bankrupt Member’s Capital Units at a purchase price equal to $0.20 per Capital Unit or the lowest amount which may be approved by the Bankruptcy Court.  The payment to be made to the Bankrupt Member or its representative pursuant to this Article 11 is in complete liquidation and satisfaction of all the rights and interest of the Bankrupt Member and its representative (and of all Persons claiming by, through, or under the Bankrupt Member and its representative) and in respect of the Company, including, without limitation, any Capital Units, any rights in specific Company property, and any rights against the Company and (insofar as the affairs of the Company are concerned) against the Members, and constitutes a compromise to which all Members have agreed.

ARTICLE 12

DISSOLUTION

12.1         Dissolution and Winding-Up.  The Company shall dissolve and its affairs shall be wound up on the first to occur of the following:

(a)           the consent of a majority of the Members;

(b)           an event that makes it unlawful for all or substantially all of the business of the Company to be continued, but any cure of illegality within 90 days after notice to the Company of the event is effective retroactively to the date of the event for purposes of this section;

(c)           on application by a Member or a dissociated Member, upon entry of a judicial decree that:

(i)            the economic purpose of the Company is likely to be unreasonably frustrated;

(ii)           it is not otherwise reasonably practicable to carry on the Company’s business in conformity with the Articles and this Operating Agreement; or

(iii)          the Managers or Members in control of the Company have acted, are acting, or will act in a manner that is illegal, oppressive, fraudulent or unfairly prejudice the petitioning Member.

12.2         Continuation.  Except upon application and receipt of a judicial decree as provided in Section 12.1(c), no Member has the right to dissociate from the Company.  The death, expulsion, bankruptcy or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the Company, shall not cause a dissolution of the Company.

ARTICLE 13

LIQUIDATION AND TERMINATION

13.1         Liquidation and Termination.  On dissolution of the Company, the Board of Managers shall proceed diligently to wind up the affairs of the Company and make any final distribution as provided in this Operating Agreement and the Act.  The costs of liquidation shall be borne as a Company expense.  Liquidation proceeds, if any, shall first be used to pay the Company’s obligations and liabilities.

13.2         Application and Distribution of Proceeds on Liquidation.  Upon an event of liquidation, the business of the Company shall be wound up, the Board of Managers shall take full account of the Company’s assets and liabilities, and all assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof.  If any assets are not sold, gain or loss shall be allocated to the Members in accordance with Article 6 as if such assets had been sold at their fair market value at the time of the liquidation.  If any assets are distributed to a Member, rather than sold, the distribution shall be treated as a distribution equal to the fair market value of the asset at the time of the liquidation.  The assets of the Company shall be applied and distributed in the following order of priority:

(a)           to the payment of all debts and liabilities of the Company, including all fees due the Members and Affiliates, and including any loans or advances that may have been made by the Members to the Company, in the order of priority as provided by law;

(b)           to the establishment of any reserves deemed necessary by the Board of Managers or the Person winding up the affairs of the Company for any contingent liability or obligations of the Company;

(c)           to the Members ratably in proportion to the credit balances in their respective capital accounts in an amount equal to the aggregate credit balances in the capital accounts after and including all allocations to the Members under Article 6, including the allocation of any income, gain or loss from the sale, exchange or other disposition (including a deemed sale pursuant to this Section 13.2) of the Company’s assets.

13.3         Deficit Capital Account Balances.  Notwithstanding anything to the contrary contained in this Operating Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the capital account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or distributions of money pursuant to this Operating Agreement to all Members in proportion to their respective Ownership Percentages, upon dissolution of the Company such deficit shall not be an asset of the Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of subject Member’s capital account to zero.

13.4         Articles of Dissolution.  On completion of the distribution of Company assets as provided herein, the Company is terminated, and the Board of Managers shall file Articles of Dissolution with the Secretary of State of South Dakota and take such other actions as may be necessary to terminate the Company.

ARTICLE 14

GENERAL PROVISIONS

14.1         Books and Records.  The Company shall maintain those books and records as provided by the Act and as it may deem necessary or desirable.  All books and records provided for by the Act shall be open to inspection of the Members from time to time and to the extent expressly provided by the Act, and not otherwise.

14.2         Headings.  The headings used in this Operating Agreement have been inserted for convenience only and do not constitute matter to be construed in interpretation of this Operating Agreement.

14.3         Construction and Severability.  Whenever the context so requires, the gender of all words used in this Operating Agreement includes the masculine, feminine, and neuter, and the singular shall include the plural, and conversely.  All references to Articles and Sections refer to articles and sections of this Operating Agreement, and all references to Exhibits, if any, are to Exhibits attached hereto, if any, each of which is made a part hereof for all purposes.  If any portion of this Operating Agreement shall be invalid or inoperative, then, so far as is reasonable and possible:

(a)           The remainder of this Operating Agreement shall be considered valid and operative; and

(b)           Effect shall be given to the intent manifested by the portion held invalid or inoperative.

14.4         Effect of Waiver or Consent.  A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company.  Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

14.5         Binding Effect.  Subject to the restrictions on Dispositions set forth in this Operating Agreement, this Operating Agreement is binding on and inures to the benefit of the Members and their respective heirs, legal representatives, successors and assigns.

14.6         Governing Law/Jurisdiction.  THIS AGREEMENT HAS BEEN EXECUTED IN SOUTH DAKOTA AND SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF SOUTH DAKOTA.  THE MEMBERS CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF SOUTH DAKOTA AND AGREE THAT ANY ACTION ARISING OUT OF OR TO ENFORCE THIS AGREEMENT MUST BE BROUGHT AND MAINTAINED IN SOUTH DAKOTA.

14.7         Further Assurances.  In connection with this Operating Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Operating Agreement and those transactions.

14.8         Notice to Members of Provisions of This Agreement.  By becoming a Member, each Member acknowledges that it has actual notice of (a) all of the provisions of this Operating Agreement, including, without limitation, the restrictions on the Disposition of Capital Units set forth in Article 4, and (b) all of the provisions of the Articles.  Each Member agrees that this Operating Agreement constitutes adequate notice of all such provisions, and each Member waives any requirement that any further notice thereunder be given.

14.9         Counterparts.  This Operating Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document.  All counterparts shall be construed together and constitute the same instrument.

14.10       Conflicting Provisions.  To the extent that one or more provisions of this Operating Agreement appear to be in conflict with one another, then the Board of Managers shall have the right to choose which of the conflicting provisions are to be enforced.  Wide latitude is given to the Board of Managers in interpreting the provisions of this Operating Agreement to accomplish the purposes and objectives of the Company, and the Board of Managers may apply this Operating Agreement in such a manner as to be in the best interest of the Company, in its sole discretion, even if such interpretation or choice of conflicting provisions to enforce is detrimental to one or more Members.

14.11       Amendments.  The adoption, amendment or repeal of any provision in this Operating Agreement must be approved by the Members at the next annual meeting of Members, but said provision as adopted, amended or repealed by the Board of Managers, shall remain effective in any event until such annual meeting is held.  If the Members fail to approve the adoption, amendment or repeal at the next annual meeting of the Members, the provision as adopted, amended or repealed by the Board of Managers shall become null and void as of the close of the annual meeting.

NORTHERN GROWERS, LLC

By:

Its:

FORM OF CLASS A MEMBER—DISTRICT 1 BALLOT

NORTHERN GROWERS, LLC

2009 Annual Meeting

BOARD OF MANAGERS ELECTION

By signing below, I certify that:

•      I am either the owner or the authorized representative of the owner of Class A Capital Units of Northern Growers, LLC, and have full power and authority to vote such capital units; and

•      I vote such capital units on the following matters as set forth below.

Please place an X in the box next to the nominee for which you wish to vote. You may vote for four (4) nominees.  If you check both a “For” and “Abstain” for any nominee, your ballot will be void; however, you will be counted for determining whether a quorum is present at the 2009 Annual Meeting.

	For	Abstain

Ronald Anderson	☐	☐
R. Lars Herseth	☐	☐
Heath Peterson	☐	☐
Delton Strasser	☐	☐

Ballots must be received by July 31, 2009 (5:00 PM) at our office, either by mail or personal delivery to be valid.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: IF CLASS A CAPITAL UNITS ARE JOINTLY OWNED, SUCH AS JOINT OWNERSHIP BETWEEN A HUSBAND AND WIFE, BOTH JOINT OWNERS MUST SIGN THE BALLOT FOR IT TO BE VALID.

FORM OF CLASS A MEMBER—DISTRICT 2 BALLOT

NORTHERN GROWERS, LLC

2009 Annual Meeting

BOARD OF MANAGERS ELECTION

By signing below, I certify that:

•      I am either the owner or the authorized representative of the owner of Class A Capital Units of Northern Growers, LLC, and have full power and authority to vote such capital units; and

•      I vote such capital units on the following matters as set forth below.

Please place an X in the box next to the nominee for which you wish to vote. You must vote for only one (1) nominees.  If you check two boxes or less than one box, your ballot will be void; however, you will be counted for determining whether a quorum is present at the 2009 Annual Meeting.

(Vote for only one nominee)

☐        Ronald Enger

☐        J. Charles Walters

Ballots must be received by July 31, 2009 (5:00 PM) at our office, either by mail or personal delivery to be valid.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: IF CLASS A CAPITAL UNITS ARE JOINTLY OWNED, SUCH AS JOINT OWNERSHIP BETWEEN A HUSBAND AND WIFE, BOTH JOINT OWNERS MUST SIGN THE BALLOT FOR IT TO BE VALID.

FORM OF CLASS A MEMBER BALLOT — OPERATING AGREEMENT AMENDMENTS

NORTHERN GROWERS, LLC

2009 Annual Meeting

By signing below, I certify that:

•      I am either the owner or the authorized representative of the owner of Class A Capital Units of Northern Growers, LLC, and have full power and authority to vote such capital units; and

•      I vote such capital units on the following matters as set forth below.

Please place only one (1) X in any of the three boxes for and under each Matter. If you check more than one box under each Matter, your ballot will be void; however, you will be counted for determining whether a quorum is present at the 2009 Annual Meeting.

APPROVAL OF AMENDMENTS TO OPERATING AGREEMENT

Matter #1 - I vote on the proposal to amend Section 3.15 of the Company’s Operating Agreement, as set forth below, as recommended for approval by the Board of Managers:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Section 3.15.  Quorum of Members.

Five percent of the Class A Members represented in person or by written ballot, shall constitute a quorum at a meeting of the Members.  The Members present at a duly organized meeting at which a quorum is present may transact business until adjournment, notwithstanding the departure or withdrawal of enough Members to leave less than a quorum.

Matter #2 - I vote on the proposal to amend Section 8.4(b) of the Company’s Operating Agreement, as set forth below, as recommended for approval by the Board of Managers:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Section 8.4.  Number; Term of Office; Election

(b)           A person must be a Member, or officer, director, manager of an entity that is a Member, to be elected to the Board of Managers.  Each initial Manager shall serve on the Company’s Board of Managers until his term would have expired on the Cooperative’s Board of Directors, resulting in staggered elections of four Managers annually.  Thereafter each Manager shall be elected to office by the Members for a term of three years or until his earlier resignation or removal.  No Manager may serve more than five consecutive three year terms on the Board of Managers; provided that the original terms of the initial Managers’ prior to election by the Members shall not be included in calculating length of service.  If a Manager’s term expires, the Manager shall continue to serve until the Manager’s successor shall have been elected and qualified.  If a Manager is appointed to complete an unexpired term, that portion of the unexpired term served shall not be counted when calculating the Manager’s length of service.

Ballots must be received by July 31, 2009 (5:00 PM) at our office, either by mail or personal delivery to be valid.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: IF CLASS A CAPITAL UNITS ARE JOINTLY OWNED, SUCH AS JOINT OWNERSHIP BETWEEN A HUSBAND AND WIFE, BOTH JOINT OWNERS MUST SIGN THE BALLOT FOR IT TO BE VALID.